UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-54
                                   -----------


                       RIVERSOURCE INVESTMENT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota        55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

Semiannual Report
                                                           RIVERSOURCE[LOGO](SM)
                                                                Investments

RIVERSOURCE(SM)
BALANCED FUND

--------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR THE
PERIOD ENDED MARCH 31, 2006

RIVERSOURCE BALANCED FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH A
BALANCE OF GROWTH ON CAPITAL
AND CURRENT INCOME.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .........................................................     2

Performance Summary ...................................................     3

Questions & Answers with Portfolio Management .........................     5

Investments in Securities .............................................    10

Financial Statements ..................................................    26

Notes to Financial Statements .........................................    29

Fund Expenses Example .................................................    43

Approval of Investment Management Services Agreement ..................    45

Proxy Voting ..........................................................    49

Results of Meeting of Shareholders ....................................    50

                                     [LOGO]

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT   1
--------------------------------------------------------------------------------

FUND SNAPSHOT

                                AT MARCH 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                                  SINCE   YEARS IN INDUSTRY
FIXED INCOME
Tom Murphy, CFA                                     2/03           19
Scott Kirby                                         6/03           19
Jamie Jackson, CFA                                  6/03           17

EQUITIES
Bob Ewing, CFA                                      4/02           15

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 4/16/40      B: 3/20/95      C: 6/26/00     Y: 3/20/95

Ticker symbols by class
A: INMUX        B: IDMBX        C: --          Y: IDMYX

Total net assets                               $1.248 billion

Number of holdings                                        527

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

EQUITIES

                                    [CHART]

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
STYLE MATRIX (CONTINUED)
--------------------------------------------------------------------------------

BONDS

                                    [CHART]

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------
Percentage of portfolio assets

Exxon Mobil (Oil, Gas & Consumable Fuels)                                2.7%
--------------------------------------------------------------------------------
Bank of America (Commercial Banks)                                       2.5
--------------------------------------------------------------------------------
U.S. Treasury 6.25% 2023                                                 2.3
(U.S. Government Obligations & Agencies)
--------------------------------------------------------------------------------
Citigroup (Diversified Financial Services)                               2.1
--------------------------------------------------------------------------------
American Intl Group (Insurance)                                          1.8
--------------------------------------------------------------------------------
Pfizer (Pharmaceuticals)                                                 1.6
--------------------------------------------------------------------------------
Altria Group (Tobacco)                                                   1.4
--------------------------------------------------------------------------------
ConocoPhillips (Oil, Gas & Consumable Fuels)                             1.3
--------------------------------------------------------------------------------
Verizon Communications                                                   1.3
(Diversified Telecommunication Services)
--------------------------------------------------------------------------------
Wells Fargo & Co (Commercial Banks)                                      1.2
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2   RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISION
                  For the six-month period ended March 31,2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Balanced Fund Class A (excluding sales charge)             +4.41%

Russell 1000(R) Value Index(1) (unmanaged)                             +7.27%

S&P 500 Index(2) (unmanaged)                                           +6.38%

Lehman Brothers Aggregate Bond Index(3) (unmanaged)                    -0.06%

Blended Index -- 60% Russell 1000(R) Value and 40% Lehman Brothers
Aggregate Bond Index(4) (unmanaged)                                    +4.32%

Lipper Balanced Funds Index(5) (unmanaged)                             +5.01%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lehman Brothers Aggregate Bond Index (Lehman Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Aggregate Bond Index.

(5) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT   3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         CLASS A                CLASS B                   CLASS C            CLASS Y
                        (4/16/40)              (3/20/95)                 (6/26/00)          (3/20/95)
(INCEPTION DATES)   NAV(1)    POP(2)    NAV(1)    AFTER CDSC(3)   NAV(1)    AFTER CDSC(4)     NAV(5)
AT MARCH 31, 2006
------------------------------------------------------------------------------------------------------
6 months*            +4.41%    -1.59%    +3.93%       -1.07%       +4.04%       +3.04%       +4.50%
------------------------------------------------------------------------------------------------------
1 year               +7.91%    +1.71%    +6.97%       +1.97%       +6.94%       +5.94%       +8.10%
------------------------------------------------------------------------------------------------------
3 years             +12.66%   +10.46%   +11.77%      +10.69%      +11.74%      +11.74%      +12.85%
------------------------------------------------------------------------------------------------------
5 years              +3.11%    +1.89%    +2.30%       +1.94%       +2.30%       +2.30%       +3.28%
------------------------------------------------------------------------------------------------------
10 years             +3.61%    +3.00%    +2.81%       +2.81%         N/A          N/A        +3.76%
------------------------------------------------------------------------------------------------------
Since inception      +8.45%    +8.36%    +4.21%       +4.21%       -1.68%       -1.68%       +5.18%
------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:

      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*     Not annualized.


--------------------------------------------------------------------------------
4   RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

--------------------------------------------------------------------------------
ASSET ALLOCATION & SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at March 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

STOCKS                                                                  63.3%
Financials                                                              18.7%
Energy                                                                   8.1%
Information                                                              6.5%
Industrials                                                              6.1%
Consumer Discretionary                                                   5.7%
Health Care                                                              4.7%
Telecommunication Services                                               4.7%
Consumer Staples                                                         4.5%
Utilities                                                                2.2%
Materials                                                                2.1%

BONDS                                                                   34.5%
Mortgage-Backed                                                         12.8%
U.S. Government Obligations & Agencies                                  10.8%
Corporate Bonds**                                                        5.3%
Commercial Mortgage-Backed                                               4.3%
Asset-Backed                                                             0.7%
Foreign Government                                                       0.6%

CASH EQUIVALENTS                                                         2.2%
Short-Term Securities***                                                 2.2%

  * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

 ** Includes 1.7% Telecommunication, 1.0% Utilities, 0.8% Consumer Discretionary, 0.6% Consumer Staples, 0.6% Financials, 0.3% Health Care, 0.2% Industrials and 0.1% Energy.

*** Of the 2.2%, 0.5% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

Below, RiverSource Balanced Fund's portfolio management team discusses the Fund's positioning and results for the six months ended March 31, 2006.

Q: How did RiverSource Balanced Fund perform for the six months ended March 31, 2006?

A: RiverSource Balanced Fund rose 4.41% (Class A shares excluding sales charge) for the six months ended March 31, 2006. The Russell 1000(R) Value Index (Russell Index) returned 7.27%, while the S&P 500 Index (S&P 500) returned 6.38%. The Lehman Brothers Aggregate Bond Index (Lehman Index) fell 0.06% over the same period. The Lipper Balanced Funds Index, representing the Fund's peer group, rose 5.01%. The Fund outperformed its secondary index, a Blended Index made up of 60% Russell 1000(R) Value Index and 40% Lehman Index, which returned 4.32% for the semiannual period. Recently, the Fund's investment manager recommended that the Fund change its comparative index from S&P 500 Index to the Russell 1000 Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000 Value Index will be included.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT   5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

THE POSITIVE IMPACT OF THE FUND'S EQUITY SECTOR ALLOCATIONS OFFSET A FAIR AMOUNT OF THE DISAPPOINTING STOCK SELECTION RESULTS.

Q:    What factors most affected performance for the equity portion of the Fund?

A: U.S. equity markets advanced strongly in the six-month period covered by this report; however, markets continued to favor small- and mid-cap stocks over the large-cap universe emphasized by the equity portion of RiverSource Balanced Fund. Within the large-cap universe, value stocks meaningfully outperformed their growth peers. The Fund's equity segment did not keep pace with the advance of the U.S. equity market.

      Stock selection was primarily responsible for the equity portion's underperformance of the S&P 500 benchmark. Specifically, the Fund's performance in industrials lagged the benchmark sector, while results in energy and financials were favorable. The positive impact of the Fund's equity sector allocations offset a fair amount of the disappointing stock selection results. All sector weightings except a position in financials delivered either positive or neutral results.

      Individual contributors to relative performance included larger-than benchmark positions in ACE, MEMC Electronic Materials, Lockheed Martin, Northrop Grumman and Weatherford International.

      Insurance company ACE benefited from favorable business trends. We consider the property and casualty insurer to be a well-run, well-positioned company that should benefit disproportionately from higher insurance prices that followed the spate of natural disasters in 2005. Semi-conductor company MEMC Electronic Materials supplies wafers to semi-conductor device manufacturers. Because of a tight supply/demand balance for polisilicon, a component of the wafers, we anticipated that the company's earnings growth would be strong. We continue to hold the stock in the portfolio, but have reduced the position size because we believe its lofty valuation has made the risk/reward potential less attractive. Aerospace and defense stocks Lockheed Martin and Northrop Grumman advanced on higher projected earnings as confidence in defense spending has strengthened. In general, the cycle of strong performance for the aerospace sector has lasted longer than prior cycles. Energy service stock Weatherford International has benefited as rising energy prices have been a catalyst


--------------------------------------------------------------------------------
6   RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      THE FUND'S FIXED INCOME SEGMENT PERFORMED WELL DURING THE PERIOD, PRESERVING CAPITAL DESPITE RISING INTEREST RATES.

      for more aggressive oil and natural gas exploration. In particular, Weatherford advanced as oil approached $70 a barrel again at end of the six-month period. Within the energy sector, we have generally chosen to own either well-run companies in the service space, such as Weatherford, or cheaper, faster growing companies within the integrated oil sector.

      Detractors from performance included positions in ConocoPhillips and Merck & Co. ConocoPhillips is one of the cheaper, faster growing integrated oil companies mentioned above; however, integrated oil companies struggled during this period. Merck advanced as the pharmaceutical sector outperformed the market. The portfolio had a meaningful pharmaceuticals weighting, but we focused on other stocks within the industry that we believe have less risk from patent expirations or are potential takeover candidates with better new product pipelines. We also chose to limit our exposure to Merck due to its Vioxx liability issues.

      Not owning Goldman Sachs, Burlington Northern and Nucor also detracted. Goldman Sachs continued to beat everyone's earnings expectations and though we think the firm is excellent at risk management, earnings are quite high compared to historical levels. This indicates to us that the firm is at or near the top of its business cycle. The high price leaves virtually no room for error, which makes the potential downside risk unappealing to us. Burlington Northern has benefited from a domestic economy where transportation has been stronger than expected. However, given its cyclical business, we think the stock has more downside risk than what is reflected in its price. Steel manufacturer Nucor advanced as the company increased earnings guidance. Business has been incredibly good in the mining and metals sector, particularly steel producers. Although avoiding Nucor was detrimental during this period, we are not willing to pay what we consider peak prices for a company that we think could be approaching a business cycle downturn.

Q:    How did the fixed-income portion of the Fund perform?

A: The Fund's fixed income segment performed well during the period, preserving capital despite rising interest


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT   7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

WE ADDED TO COMPANIES THAT EXHIBIT MORE STABLE GROWTH AT VALUATIONS THAT ARE ATTRACTIVE TO US.

      rates. Its duration (a measure of interest rate sensitivity) was shorter than that of the Lehman Index, which had a positive impact as rates rose. Security selection among corporate bonds was also beneficial. In the mortgage sector, we made some timely positioning shifts that added to performance. Mortgage security selection was effective as well. Larger-than-benchmark positions in collateralized mortgage obligations and asset-backed securities were also advantageous.

      The Fund's smaller-than-Lehman Index allocation to corporate bonds was a slight negative as that sector outperformed Treasuries. A small position in non-dollar securities also had a negative impact on relative performance.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: Over the course of the quarter, we reduced cyclical growth positions in the energy and materials sectors. We began to reduce the Fund's energy weighting because growing inventories could create some downside risk if demand doesn't increase in the near term.

      We added to companies that exhibit more stable growth at valuations that are attractive to us. Specifically, we added to the media and cable industries within consumer discretionary and to technology and health care stocks. Within technology, we have focused on larger cap companies with more stable growth histories, such as Microsoft and Cisco Systems. We believe the market has mispriced large-cap stocks in general, especially those with stable growth. So in the case of Microsoft, Cisco and others like them, we believe we are paying an attractive price for the growth potential.

      Within the fixed income segment, we lengthened duration, moving it closer to that of the Lehman Index as interest rates rose in the first quarter of 2006. We also reduced holdings of corporate bonds and high yield bonds as both sectors continued to perform well. At the end of the period, the portfolio's position in investment grade corporate bonds was smaller than that of the Lehman Index and we maintained a 1-2% position in higher quality high yield bonds. In addition, we reduced the Fund's position in mortgage securities as that sector also performed well in the final three months of the semiannual period.


--------------------------------------------------------------------------------
8   RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We still believe that elevated valuations on global equities, the late stage of the economic expansion, the geopolitical environment and potential weakness in consumer spending support more cautious portfolio positioning. To summarize key themes, we are looking for companies that are less dependent on the economy. In addition, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. As a result, the portfolio's average market capitalization is higher than usual. The portfolio has a greater emphasis on quality companies than it might normally have. We are also striving to keep valuations relatively low as a risk control measure. At the same time, there is currently very little valuation difference between traditional value and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio currently has a bit more of a growth element, but remains firmly in the value space.

Q: How do you intend to position the fixed income portion of the Fund in the coming months?

A: From a fixed income viewpoint, we think a combination of solid economic growth and increased inflation will push the Federal Reserve Board (the
      Fed) to raise short-term interest rates higher than what is implied by prevailing bond yields. We believe fears of an impending recession are overblown and generally not supported by recent economic data. Indeed, though we think the Federal Reserve may pause when the Fed funds rate reaches 5% or so, we believe the economy will continue to expand at a brisk pace for the first three quarters of 2006. Strong growth and very little excess production capacity are likely to revive inflation pressures, in turn putting upward pressure on longer term interest rates. Consequently, in the fixed income segment, we have kept duration shorter than that of the Lehman Index -- though less so than it has been over the past several quarters -- to guard against the impact of higher interest rates.

      To summarize the fixed income position, the mortgage allocation is similar to the Lehman Index, with emphasis on defensive, higher coupon mortgages and structured securities that could benefit from further increases in Treasury yields. The corporate position is smaller than that of the Lehman Index, and instead, we have favored collateralized mortgage obligations, asset-backed securities and shorter maturity Agencies.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT   9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Balanced Fund

MARCH 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
COMMON STOCKS (64.3%)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
AEROSPACE & DEFENSE (3.0%)

Boeing                                            41,030         $    3,197,468
DRS Technologies                                   7,844                430,400
Empresa Brasileira de Aeronautica ADR             32,144(c)           1,184,506
General Dynamics                                  43,982              2,813,968
Goodrich                                          73,519              3,206,164
Honeywell Intl                                   174,270              7,453,528
Lockheed Martin                                   91,526              6,876,348
Northrop Grumman                                 124,818              8,523,822
United Technologies                               56,432              3,271,363
                                                                 --------------
Total                                                                36,957,567
-------------------------------------------------------------------------------

AUTOMOBILES (0.1%)

General Motors                                    47,863(m)           1,018,046
-------------------------------------------------------------------------------

BEVERAGES (0.6%)

Coca-Cola                                         50,778              2,126,075
PepsiCo                                           98,848              5,712,426
                                                                 --------------
Total                                                                 7,838,501
-------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)

Amgen                                             11,100(b)             807,525
Biogen Idec                                       25,046(b)           1,179,667
                                                                 --------------
Total                                                                 1,987,192
-------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)

American Standard Companies                       29,199              1,251,469
Masco                                             77,467              2,516,903
                                                                 --------------
Total                                                                 3,768,372
-------------------------------------------------------------------------------

CAPITAL MARKETS (3.0%)

Bank of New York                                 185,624              6,689,889
Franklin Resources                                20,577              1,939,176
Investors Financial Services                      35,551              1,666,275
Legg Mason                                         4,077                510,970
Lehman Brothers Holdings                          56,586              8,178,375
Merrill Lynch & Co                                86,715              6,829,673
Morgan Stanley                                   132,307              8,311,527
State Street                                      60,226              3,639,457
                                                                 --------------
Total                                                                37,765,342
-------------------------------------------------------------------------------

CHEMICALS (0.9%)

Dow Chemical                                     168,506              6,841,343
Eastman Chemical                                  31,805              1,627,780

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
CHEMICALS (CONT.)

Lyondell Chemical                                 80,488         $    1,601,711
RPM Intl                                          47,230                847,306
Tronox CI B                                        1,567(b)              26,616
                                                                 --------------
Total                                                                10,944,756
-------------------------------------------------------------------------------

COMMERCIAL BANKS (5.7%)

Bank of America                                  700,382(h)          31,895,397
Commerce Bancorp                                  43,491(m)           1,593,945
PNC Financial Services Group                      85,368              5,746,120
US Bancorp                                       247,958              7,562,719
Wachovia                                         149,700              8,390,685
Wells Fargo & Co                                 240,802             15,380,024
                                                                 --------------
Total                                                                70,568,890
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)

Avery Dennison                                    21,483              1,256,326
Cendant                                          166,287              2,885,079
                                                                 --------------
Total                                                                 4,141,405
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.1%)

Alcatel                                           26,589(b,c)           411,422
CBS CI B                                         131,241              3,147,159
Cisco Systems                                    290,274(b)           6,290,238
Corning                                           46,625(b)           1,254,679
Lucent Technologies                              400,022(b)           1,220,067
Motorola                                          27,100                620,861
Nokia ADR                                         40,400(c)             837,088
                                                                 --------------
Total                                                                13,781,514
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)

Dell                                             115,237(b)           3,429,453
EMC                                              151,788(b)           2,068,870
Hewlett-Packard                                  285,329              9,387,324
Intl Business Machines                           111,161              9,167,448
                                                                 --------------
Total                                                                24,053,095
-------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)

American Express                                  56,167              2,951,576
Capital One Financial                             70,886              5,707,741
                                                                 --------------
Total                                                                 8,659,317
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)

Temple-Inland                                     99,326              4,424,973
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (3.3%)

Citigroup                                        553,946         $   26,168,409
JPMorgan Chase & Co                              357,508             14,886,633
                                                                 --------------
Total                                                                41,055,042
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.6%)

ALLTEL                                            80,288              5,198,648
AT&T                                             199,096              5,383,556
BellSouth                                        330,349             11,446,593
Chunghwa Telecom ADR                             119,923(c)           2,349,292
Citizens Communications                           67,654                897,769
Qwest Communications Intl                        260,480(b)           1,771,264
Sprint Nextel                                    525,362             13,575,354
Verizon Communications                           483,128             16,455,340
                                                                 --------------
Total                                                                57,077,816
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)

Entergy                                           61,977              4,272,694
Exelon                                           116,073              6,140,261
FPL Group                                         24,528                984,554
PPL                                               79,990              2,351,706
Southern                                         123,576              4,049,586
Xcel Energy                                       85,525              1,552,279
                                                                 --------------
Total                                                                19,351,080
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)

Flextronics Intl                                 150,065(b,c)         1,553,173
-------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.3%)

Cooper Cameron                                    55,678(b)           2,454,286
Halliburton                                       78,480              5,730,610
Schlumberger                                      14,481              1,832,860
TODCO Cl A                                         9,906                390,395
Transocean                                        27,484(b)           2,206,965
Weatherford Intl                                  86,705(b)           3,966,754
                                                                 --------------
Total                                                                16,581,870
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)

CVS                                               55,426              1,655,575
Safeway                                          143,839              3,613,236
Wal-Mart Stores                                  106,453              5,028,839
                                                                 --------------
Total                                                                10,297,650
-------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)

Cadbury Schweppes                                 83,925(c)             833,992
Campbell Soup                                     41,898              1,357,495
General Mills                                     59,947              3,038,114
Kellogg                                           92,005              4,051,901
                                                                 --------------
Total                                                                 9,281,502
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
GAS UTILITIES (0.2%)

ONEOK                                             84,544         $    2,726,544
-------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)

Baxter Intl                                      102,618              3,982,604
Boston Scientific                                 86,231(b)           1,987,625
Hospira                                           24,607(b)             970,992
PerkinElmer                                       18,172                426,497
                                                                 --------------
Total                                                                 7,367,718
-------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.8%)

Cardinal Health                                   57,272              4,267,909
Community Health Systems                          19,332(b)             698,852
HCA                                               42,966              1,967,413
Magellan Health Services                          16,275(b)             658,649
Medco Health Solutions                            14,333(b)             820,134
WellPoint                                         21,264(b)           1,646,472
                                                                 --------------
Total                                                                10,059,429
-------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)

McDonald's                                       102,191              3,511,283
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (--%)

Thomson                                           22,746(c)             448,974
-------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)

Colgate-Palmolive                                 48,691              2,780,256
Procter & Gamble                                  82,335              4,744,143
Spectrum Brands                                  207,609(b)           4,509,267
                                                                 --------------
Total                                                                12,033,666
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)

General Electric                                 413,986             14,398,433
Tyco Intl                                        239,790(c)           6,445,555
                                                                 --------------
Total                                                                20,843,988
-------------------------------------------------------------------------------

INSURANCE (3.7%)

ACE                                              120,081(c)           6,245,413
American Intl Group                              343,508             22,702,444
Aon                                               68,390              2,838,869
Aspen Insurance Holdings                          85,182(c)           2,100,588
Chubb                                             41,267              3,938,522
Endurance Specialty Holdings                      38,739(c)           1,260,954
Hartford Financial Services Group                 52,875              4,259,081
Max Re Capital                                    31,617(c)             752,485
Prudential Financial                              22,468              1,703,299
                                                                 --------------
Total                                                                45,801,655
-------------------------------------------------------------------------------

IT SERVICES (0.7%)

Accenture CI A                                    26,602(c)             799,922
Affiliated Computer Services CI A                 53,340(b)           3,182,264
Automatic Data Processing                         26,363              1,204,262

                           See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  11
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
IT SERVICES (CONT.)

Computer Sciences                                 14,041(b)      $      779,978
First Data                                        45,511              2,130,825
Patni Computer Systems ADR                         9,224(b,c)           188,631
                                                                 --------------
Total                                                                 8,285,882
-------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)

Mattel                                            44,205                801,437
-------------------------------------------------------------------------------

MACHINERY (0.9%)

Caterpillar                                       54,888              3,941,507
Deere & Co                                        27,983              2,212,056
Illinois Tool Works                               18,243              1,756,983
Ingersoll-Rand Cl A                               41,273(c)           1,724,799
ITT Inds                                          22,644              1,273,046
                                                                 --------------
Total                                                                10,908,391
-------------------------------------------------------------------------------

MEDIA (4.3%)

Aeroplan Income Fund Unit                          2,592(c)              28,635
Cablevision Systems Cl A                          15,518(b)             414,331
Clear Channel Communications                      26,537                769,838
Comcast Cl A                                     130,431(b)           3,412,075
Comcast Special Cl A                             181,635(b)           4,744,306
EchoStar Communications Cl A                      25,329(b)             756,577
Liberty Global Cl A                               61,562(b)           1,260,174
Liberty Global Series C                           61,562(b)           1,215,850
Liberty Media Cl A                               834,348(b)           6,849,997
News Corp Cl A                                   344,995              5,730,367
NTL                                              383,660             11,168,343
Time Warner                                      356,369              5,983,436
Viacom Cl B                                      131,241(b)           5,092,151
Vivendi Universal                                 87,713(c)           3,012,027
Walt Disney                                      119,933              3,344,931
                                                                 --------------
Total                                                                53,783,038
-------------------------------------------------------------------------------

METALS & MINING (0.3%)

Alcan                                             64,560(c)           2,952,329
Alcoa                                             32,181                983,451
Ternium ADR                                       14,872(b,c)           421,621
                                                                 --------------
Total                                                                 4,357,401
-------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)

Federated Dept Stores                             27,899              2,036,627
JC Penney                                         19,931              1,204,032
Kohl's                                            18,012(b)             954,816
Target                                            77,411              4,026,146
                                                                 --------------
Total                                                                 8,221,621
-------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.4%)

Dominion Resources                                76,279              5,265,539
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
OFFICE ELECTRONICS (0.1%)

Xerox                                             62,868(b)      $      955,594
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.8%)

Amerada Hess                                      13,159              1,873,842
Anadarko Petroleum                                61,492              6,211,307
BP ADR                                            74,261(c)           5,119,553
Chevron                                          238,920             13,850,192
ConocoPhillips                                   266,706             16,842,484
Devon Energy                                      53,425              3,268,007
Exxon Mobil                                      555,866             33,830,006
Kerr-McGee                                         7,769                741,784
Newfield Exploration                              48,029(b)           2,012,415
Royal Dutch Shell ADR                             37,657(c)           2,344,525
                                                                 --------------
Total                                                                86,094,115
-------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)

Bowater                                           49,883              1,475,539
Intl Paper                                        76,950              2,660,162
Weyerhaeuser                                      42,178              3,054,952
                                                                 --------------
Total                                                                 7,190,653
-------------------------------------------------------------------------------

PHARMACEUTICALS (3.2%)

Bristol-Myers Squibb                             220,713              5,431,747
GlaxoSmithKline ADR                               41,754(c)           2,184,152
Merck & Co                                       120,323              4,238,979
Novartis ADR                                      47,183(c)           2,615,826
Pfizer                                           819,333             20,417,778
Schering-Plough                                  205,373              3,900,033
Watson Pharmaceuticals                            14,180(b)             407,533
Wyeth                                             27,204              1,319,938
                                                                 --------------
Total                                                                40,515,986
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.4%)

Apartment Investment & Management Cl A            28,826              1,351,939
Equity Office Properties Trust                    77,417              2,599,663
HomeBanc                                          51,083                449,020
                                                                 --------------
Total                                                                 4,400,622
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)

Credence Systems                                  55,437(b)             406,908
Cypress Semiconductor                            131,019(b)           2,220,772
Freescale Semiconductor Cl A                      76,125(b)           2,117,036
Freescale Semiconductor Cl B                      20,208(b)             561,176
Infineon Technologies ADR                         84,131(b,c)           864,867
Integrated Device Technology                     110,097(b)           1,636,041
Intel                                             90,053              1,742,526
MEMC Electronic Materials                         44,433(b)           1,640,466
Texas Instruments                                 51,957              1,687,044
                                                                 --------------
Total                                                                12,876,836
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                           SHARES             VALUE(a)
SOFTWARE (1.6%)

CA                                                28,599         $      778,179
Cadence Design Systems                           204,983(b)           3,790,136
Compuware                                        208,223(b)           1,630,386
Microsoft                                        297,843              8,104,307
Oracle                                           331,460(b)           4,537,687
Symantec                                          21,361(b)             359,506
TIBCO Software                                   161,994(b)           1,354,270
                                                                 --------------
Total                                                                20,554,471
-------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)

Abercrombie & Fitch Cl A                           7,018                409,149
Home Depot                                        76,989              3,256,634
Too                                               12,533(b)             430,509
Urban Outfitters                                  17,627(b)             432,567
                                                                 --------------
Total                                                                 4,528,859
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.4%)

Countrywide Financial                            265,185              9,732,290
Fannie Mae                                       221,514             11,385,819
Freddie Mac                                      108,696              6,630,456
Washington Mutual                                 40,815              1,739,535
                                                                 --------------
Total                                                                29,488,100
-------------------------------------------------------------------------------

TOBACCO (1.4%)

Altria Group                                     247,681             17,550,676
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)

Vodafone Group ADR                               136,929(c)           2,861,816
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $691,923,210)                                             $  802,541,397
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (35.1%)
-------------------------------------------------------------------------------
                              COUPON        PRINCIPAL
ISSUER                         RATE           AMOUNT                VALUE(a)
SOVEREIGN (0.6%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07                   6.00%           3,423,000(c)      $    4,237,739
United Kingdom Treasury
  (British Pound)
    12-07-06                   7.50            1,612,000(c)           2,856,817
United Mexican States
    09-27-34                   6.75              535,000(c)             552,388
                                                                 --------------
Total                                                                 7,646,944
-------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (11.0%)

Federal Farm Credit Bank
    10-10-08                   4.25            1,775,000              1,743,613

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                              COUPON        PRINCIPAL
ISSUER                         RATE           AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)

Federal Home Loan Bank
    01-18-08                   4.63%      $    5,530,000         $    5,486,755
    02-08-08                   4.63            1,355,000              1,344,113
Federal Home Loan Mtge Corp
    06-15-08                   3.88            9,525,000              9,282,017
    10-15-08                   5.13            6,440,000              6,450,433
    12-19-08                   4.63            2,500,000              2,471,450
    03-18-09                   3.76            1,440,000              1,384,134
    07-15-09                   4.25            5,250,000              5,112,062
    07-12-10                   4.13            9,932,000              9,546,758
Federal Natl Mtge Assn
    01-15-08                   4.63              345,000                341,878
    07-15-08                   3.88              700,000                682,306
    10-15-08                   4.50            8,960,000              8,842,749
    05-15-10                   4.13              415,000                399,474
U.S. Treasury
    06-30-07                   3.63            1,045,000              1,029,243
    11-30-07                   4.25           15,045,000             14,901,019
    02-28-11                   4.50            8,420,000              8,297,321
    03-31-11                   4.75            5,940,000(e)           5,923,297
    11-15-15                   4.50            4,690,000              4,551,134
    02-15-16                   4.50            9,300,000(m)           9,044,975
    08-15-23                   6.25           25,825,000             29,289,191
    02-15-26                   6.00           10,193,000             11,373,156
                                                                 --------------
Total                                                               137,497,078
-------------------------------------------------------------------------------

ASSET-BACKED (0.7%)

Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                   2.76              400,000(d,l)           391,614
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
    12-06-10                   4.87              400,000                397,250
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                   4.29            1,100,000(d,l)         1,053,920
Capital Auto Receivables Asset Trust
  Series 2004-1
    09-15-10                   2.84              600,000                581,839
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                   4.08              800,000                784,760
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                   4.35              425,000                416,920
Countrywide Asset-Backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                   4.92              700,000                668,628

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  13
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                              COUPON        PRINCIPAL
ISSUER                         RATE           AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)

Countrywide Asset-Backed Ctfs
  Series 2006-4 Cl 1A1M
    07-25-36                   5.08%      $      574,545(k)      $      574,539
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                   3.40              700,000(l)             693,070
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                   8.03              200,000(d,k)           201,772
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                   6.68              225,000(d,k)           225,497
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09                   2.94              800,000                783,736
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                   4.49              475,000                464,287
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                   5.57              600,000                597,684
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                   4.96            1,280,000(k)           1,280,200
                                                                 --------------
Total                                                                 9,115,716
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (4.4%)(f)

Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                   5.03              650,000                637,342
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
    09-10-47                   5.18            1,125,000              1,097,412
Banc of America Large Loan
  Series 2005-BOCA Cl A1
    12-15-16                   4.87              511,374(d,k)           511,468
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                   4.92              500,000(d,k)           500,269
Banc of America Large Loan
  Series 2006-LAQ Cl E
    02-01-10                   4.75              500,000(d,e,k)         500,000
Banc of America Large Loan
  Series 2006-LAQ Cl F
    02-01-10                   4.75              550,000(d,e,k)         550,000
Banc of America Large Loan
  Series 2006-LAQ Cl G
    02-01-10                   4.75              375,000(d,e,k)         375,000

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42                   4.57%      $      900,000         $      862,863
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                   4.03              600,000                573,631
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                   5.41              550,000                542,236
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                   4.21            1,151,446              1,122,844
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                   5.16              400,000                381,812
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                   4.46            2,203,047(d)           2,143,715
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                   5.68              900,000                909,497
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                   4.15            1,230,800(d)           1,202,758
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
    07-15-44                   5.23            1,150,000              1,127,285
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                   5.23              375,000                369,547
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2006-CD2 Cl A2
    01-15-46                   5.41            1,125,000              1,122,018
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                   4.97              300,000(d,k)           299,941
Credit Suisse Mtge Capital Ctfs
  Series 2006-C1 Cl A2
    02-15-39                   5.51            1,350,000              1,354,571
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                   4.49              983,161                956,442
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                   5.10              375,000                370,047
Federal Natl Mtge Assn #385683
    02-01-13                   4.83              874,928                845,039

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                              COUPON        PRINCIPAL
ISSUER                         RATE           AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #387166
    11-01-11                   4.33%      $      661,303         $      628,505
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                   4.12            1,100,000              1,054,240
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                   4.59              783,644                769,069
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                   4.55              900,000                860,042
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                   4.21              593,485                579,510
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
    06-10-36                   4.76            2,300,000              2,240,377
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                   4.88              400,000                390,362
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                   4.96              775,000                758,333
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                   4.37            1,005,634                982,579
GS Mtge Securities II
  Series 2006-GG6 Cl A2
    04-10-38                   5.51            1,700,000              1,703,806
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                   4.37              681,919                665,528
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
    07-12-37                   4.39              986,846                949,297
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                   5.26            1,575,000              1,547,535
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                   4.13              614,725                587,542
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                   3.97              536,378                516,176
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                   4.18              550,000                528,757

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                              COUPON        PRINCIPAL
ISSUER                         RATE           AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                   4.33%      $      942,644         $      922,726
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                   5.18            1,125,000              1,098,865
JPMorgan Chase Commercial Mtge Securities
  Series 2006-CB14 Cl A2
    12-12-44                   5.44            1,125,000              1,125,177
JPMorgan Chase Commercial Mtge Securities
  Series 2006-CB14 Cl A4
    12-12-44                   5.48              575,000                570,285
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
    04-15-43                   5.49              425,000                422,191
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                   5.39            1,035,000              1,034,875
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26                   4.56            1,000,000                965,442
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                   3.97              650,000                603,005
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                   5.15              600,000                593,675
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                   4.58              800,000                770,091
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                   3.99            1,000,000                955,040
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                   4.20            1,100,000              1,058,365
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                   4.39              442,749                435,971
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A2
    07-15-30                   4.55            1,550,000              1,503,040
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-30                   4.89              825,000                807,923
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                   4.22              799,290                780,869

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE         AMOUNT                 VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27%     $      857,580         $      816,556
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34             575,000                556,741
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59             700,000                669,487
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23             775,000                754,856
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98           1,895,000              1,945,038
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67             797,039                758,719
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
    10-15-41                    4.38           1,200,000              1,160,471
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09             600,000                587,863
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
    03-15-45                    5.58             625,000                624,438
                                                                 --------------
Total                                                                54,639,104
-------------------------------------------------------------------------------
MORTGAGE-BACKED (13.0%)(f,g)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.74           1,333,322(j)           1,329,427
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.99           1,512,015(j)           1,516,129
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.96           1,078,074(j)           1,082,116
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-E Cl B1
    06-25-34                    4.03             516,450(j)             521,314

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT              VALUE(a)
MORTGAGE-BACKED (CONT.)

Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-F Cl B1
    07-25-34                    4.13%     $      885,827(j)      $      858,694
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                    6.00             957,564                947,108
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75             629,334                603,374
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-10 Cl 13A1
    01-25-35                    5.01           1,158,573(j)           1,135,479
Chaseflex Trust
  Collateralized Mtge Obligation
  Series 2005-2 Cl 2A2
    06-25-35                    6.50           1,606,463              1,632,067
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75             671,950                644,232
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50             958,276                943,940
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50             970,373                955,259
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50           1,602,350              1,583,803
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50             962,043                988,126
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50             583,472                579,595
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00           1,478,884              1,466,761

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE         AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)

Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2004-12 Cl 1M
    08-25-34                    4.59%     $      598,392(j)      $      578,784
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00           1,290,383(d)           1,328,855
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.42             935,868(j)             928,587
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-AR5 Cl CB1
    06-25-34                    4.39             616,815(j)             596,577
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00           1,650,673              1,678,035
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-8 Cl 7A1
    09-25-35                    7.00           1,844,729              1,868,775
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38          11,399,927(o)             158,530
Federal Home Loan Mtge Corp #300779
    07-01-08                    6.75               7,731                  7,773
Federal Home Loan Mtge Corp #C59161
    10-01-31                    6.00           1,459,079              1,461,941
Federal Home Loan Mtge Corp #C65869
    04-01-32                    6.00             970,729                972,633
Federal Home Loan Mtge Corp #C67723
    06-01-32                    7.00           1,146,624              1,188,029
Federal Home Loan Mtge Corp #C79925
    06-01-33                    5.50           2,180,970              2,133,636
Federal Home Loan Mtge Corp #E01419
    05-01-18                    5.50             520,178                517,151
Federal Home Loan Mtge Corp #E93097
    12-01-17                    5.50           1,440,391              1,432,040
Federal Home Loan Mtge Corp #E98725
    08-01-18                    5.00             797,168                778,855
Federal Home Loan Mtge Corp #E99592
    10-01-18                    5.00             400,206                391,071

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Home Loan Mtge Corp #E99684
    10-01-18                    5.00%     $    1,627,478         $    1,590,230
Federal Home Loan Mtge Corp #G01441
    07-01-32                    7.00           1,690,947              1,741,505
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00           3,936,674              3,960,615
Federal Home Loan Mtge Corp #G11302
    07-01-17                    7.00           1,746,316              1,795,301
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    01-15-18                    6.50             628,376                647,626
    12-15-28                    5.50           1,095,000              1,083,236
    02-15-33                    5.50           1,331,842              1,330,948
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
    02-15-14                   17.16             421,799(o)              22,313
    10-15-22                   14.56           1,641,251(o)              90,352
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Trust Series Z
    11-15-23                    6.50              45,608(p)              46,793
Federal Natl Mtge Assn
    04-01-21                    5.50             650,000(e)             645,938
    04-01-21                    6.00           2,000,000(e)           2,026,250
    04-01-36                    6.00           1,000,000(e)             999,380
    05-01-36                    6.50           9,125,000(e)           9,296,093
Federal Natl Mtge Assn #190988
    06-01-24                    9.00             316,520                338,730
Federal Natl Mtge Assn #250322
    08-01-25                    7.50             533,504                557,497
Federal Natl Mtge Assn #254236
    03-01-17                    6.50             950,816                973,602
Federal Natl Mtge Assn #254383
    06-01-32                    7.50             384,433                401,608
Federal Natl Mtge Assn #254916
    09-01-23                    5.50           1,517,683              1,495,848
Federal Natl Mtge Assn #545008
    06-01-31                    7.00           1,331,226              1,382,705
Federal Natl Mtge Assn #545869
    07-01-32                    6.50             262,987                269,956
Federal Natl Mtge Assn #555375
    04-01-33                    6.00           2,713,446              2,727,742
Federal Natl Mtge Assn #555376
    04-01-18                    4.50           1,797,105              1,721,829
Federal Natl Mtge Assn #555458
    05-01-33                    5.50           1,354,519              1,326,169

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  17
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #555734
    07-01-23                    5.00%     $    1,093,111         $    1,052,194
Federal Natl Mtge Assn #653730
    09-01-32                    6.50           1,135,069              1,160,762
Federal Natl Mtge Assn #654686
    11-01-32                    6.00           1,585,089              1,592,019
Federal Natl Mtge Assn #662061
    09-01-32                    6.50             616,403                630,216
Federal Natl Mtge Assn #667604
    10-01-32                    5.50           2,413,472              2,361,549
Federal Natl Mtge Assn #670387
    08-01-32                    7.00             184,987                190,750
Federal Natl Mtge Assn #674764
    01-01-33                    6.00           2,407,330              2,414,098
Federal Natl Mtge Assn #678028
    09-01-17                    6.00           2,633,533              2,670,163
Federal Natl Mtge Assn #678946
    02-01-18                    5.50           1,183,277              1,178,109
Federal Natl Mtge Assn #679208
    04-01-18                    5.50             659,422                657,267
Federal Natl Mtge Assn #688002
    03-01-33                    5.50           1,354,307              1,326,923
Federal Natl Mtge Assn #688691
    03-01-33                    5.50             612,231                598,804
Federal Natl Mtge Assn #689093
    07-01-28                    5.50             749,811                734,994
Federal Natl Mtge Assn #695220
    04-01-33                    5.50           1,758,602              1,720,035
Federal Natl Mtge Assn #696681
    04-01-18                    5.50             477,622                477,189
Federal Natl Mtge Assn #696687
    03-01-18                    5.50             518,804                518,295
Federal Natl Mtge Assn #701937
    04-01-33                    6.00             938,907                939,409
Federal Natl Mtge Assn #705096
    06-01-18                    5.00           2,306,166              2,254,318
Federal Natl Mtge Assn #712057
    07-01-18                    4.50             487,311                466,899
Federal Natl Mtge Assn #720006
    07-01-33                    5.50           1,181,692              1,155,777
Federal Natl Mtge Assn #720070
    07-01-23                    5.50           1,927,831              1,900,095
Federal Natl Mtge Assn #720378
    06-01-18                    4.50             821,805                787,382
Federal Natl Mtge Assn #725232
    03-01-34                    5.00           3,545,560              3,384,967
Federal Natl Mtge Assn #725425
    04-01-34                    5.50           3,736,135              3,658,539

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #725684
    05-01-18                    6.00%     $    1,865,772         $    1,891,062
Federal Natl Mtge Assn #731019
    07-01-33                    5.50           1,079,474              1,057,576
Federal Natl Mtge Assn #732094
    08-01-18                    5.50           1,251,750              1,246,136
Federal Natl Mtge Assn #735057
    01-01-19                    4.50           1,438,254              1,378,010
Federal Natl Mtge Assn #735160
    12-01-34                    4.34             874,684(j)             849,371
Federal Natl Mtge Assn #747339
    10-01-23                    5.50           1,515,552              1,491,027
Federal Natl Mtge Assn #747584
    11-01-28                    5.50           1,427,372              1,399,166
Federal Natl Mtge Assn #753085
    12-01-33                    6.50           1,397,120              1,434,709
Federal Natl Mtge Assn #759342
    01-01-34                    6.50           1,753,727              1,810,505
Federal Natl Mtge Assn #765761
    02-01-19                    5.00           1,879,737              1,836,324
Federal Natl Mtge Assn #768117
    08-01-34                    5.42             531,784(j)             529,812
Federal Natl Mtge Assn #776962
    04-01-29                    5.00           1,933,968              1,846,539
Federal Natl Mtge Assn #790759
    09-01-34                    4.81           2,497,545(j)           2,468,427
Federal Natl Mtge Assn #804442
    12-01-34                    6.50           1,233,655              1,258,740
Federal Natl Mtge Assn #811925
    04-01-35                    4.92             986,402(j)             977,656
Federal Natl Mtge Assn #821378
    05-01-35                    5.04             972,162(j)             967,534
Federal Natl Mtge Assn #837258
    09-01-35                    4.92             586,663(j)             582,715
Federal Natl Mtge Assn #845070
    12-01-35                    5.10             993,107(j)             982,844
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
    12-25-26                    8.00             570,767                604,144
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
    12-25-12                   20.00             305,551(o)              11,868
    12-25-22                    8.27             496,292(o)              75,856
    12-25-31                    8.00             646,358(o)             111,640

See accompanying notes to investments in securities.


-------------------------------------------------------------------------------
18  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA2 Cl 2A1
    04-25-35                    5.40%     $      941,339(k)      $      940,228
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA3 Cl 3A1
    05-25-35                    5.39             954,049(k)             947,428
Govt Natl Mtge Assn #604708
    10-15-33                    5.50           1,296,043              1,284,221
Govt Natl Mtge Assn #616257
    02-15-34                    5.00           1,532,695              1,486,259
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
    08-20-32                    0.00           1,111,271(o)             191,623
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                    0.00             211,788(o)              22,916
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3 Cl B1
    05-19-34                    4.38             758,018(j)             733,306
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    5.12           1,542,279(j)           1,542,189
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                    4.50          26,307,425(o)             283,627
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR3 Cl 3A1
    04-25-35                    5.32             531,087(j)             526,131
Master Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    07-25-34                    4.40             762,043(j)             745,681
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00           1,033,942              1,011,970

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                    6.00%     $    1,368,518         $    1,364,536
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00           2,259,138              2,208,624
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00           1,058,988              1,035,446
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QS3 Cl 1A10
    04-25-36                    6.00           1,150,000              1,156,469
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3AC Cl B1
    03-25-34                    4.93             990,441(j)             974,198
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    05-25-34                    4.60             696,598(j)             675,373
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50           2,188,532              2,124,456
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Certificates
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                    7.00           8,737,399(o)              97,613
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.07           1,225,000(j)           1,182,399
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50           1,429,651              1,360,141
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB4 Cl 22A
    12-25-19                    6.00           2,488,514              2,487,895

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  19
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    5.01%     $      786,907(j)      $      787,651
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00           2,069,540              1,965,712
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50           1,852,518              1,797,522
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR1 Cl 1A1
    02-25-35                    4.55           4,593,460(j)           4,497,731
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR16 Cl 6A3
    10-25-35                    5.00           1,113,203(j)           1,090,761
                                                                 --------------
Total                                                               162,445,482
-------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)

DRS Technologies
    02-01-16                    6.63             145,000                144,275
L-3 Communications
    06-15-12                    7.63              80,000                 83,000
                                                                 --------------
Total                                                                   227,275
-------------------------------------------------------------------------------

AUTOMOTIVE (--%)

GMAC
    08-28-07                    6.13             470,000                455,866
    09-15-11                    6.88             105,000                 97,868
                                                                 --------------
Total                                                                   553,734
-------------------------------------------------------------------------------

BANKING (0.3%)

Banknorth Group
  Sr Nts
    05-01-08                    3.75             940,000                913,191
Sovereign Bank
  Sub Nts
    03-15-13                    5.13             780,000                751,000
Washington Mutual Bank
  Sub Nts
    08-15-14                    5.65           2,475,000              2,435,500
                                                                 --------------
Total                                                                 4,099,691
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
CHEMICALS (--%)

Airgas
    10-01-11                    9.13%     $      150,000         $      158,813
MacDermid
    07-15-11                    9.13             105,000                110,775
                                                                 --------------
Total                                                                   269,588
-------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)

Tyco Intl Group
    02-15-11                    6.75           1,280,000(c)           1,331,299
-------------------------------------------------------------------------------

ELECTRIC (0.8%)

Aquila Canada Finance
    06-15-11                    7.75             170,000(c)             175,525
CMS Energy
  Sr Nts
    01-15-09                    7.50             230,000                236,613
Consumers Energy
  1st Mtge
    02-15-17                    5.15             690,000                644,508
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80             720,000                705,357
Dayton Power & Light
  1st Mtge
    10-01-13                    5.13             790,000                765,794
Detroit Edison
  Secured
    02-15-15                    4.80             790,000                738,302
DPL
  Sr Nts
    09-01-11                    6.88             504,000                525,574
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38              75,000(d,e)            74,625
Exelon
    06-15-10                    4.45             715,000                682,633
IPALCO Enterprises
  Secured
    11-14-08                    8.38             500,000                522,500
    11-14-11                    8.63             135,000                147,488
Metropolitan Edison
  Sr Nts
    03-15-10                    4.45             455,000                436,137
NRG Energy
  Sr Nts
    02-01-14                    7.25             125,000                127,031
Ohio Edison
    06-15-09                    5.65             930,000(d)             930,418

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
20  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT              VALUE(a)
ELECTRIC (CONT.)

Ohio Edison
  Sr Nts
    05-01-15                    5.45%     $      220,000         $      214,284
Pacific Gas & Electric
    03-01-34                    6.05             445,000                436,096
PacifiCorp
  1st Mtge
    08-15-14                    4.95             390,000                372,680
    06-15-35                    5.25             360,000                320,628
PSI Energy
    10-15-35                    6.12           1,275,000              1,237,399
Sierra Pacific Power
    05-15-16                    6.00             520,000(d)             512,922
Virginia Electric Power
  Sr Nts
    01-15-16                    5.40             635,000                611,055
                                                                 --------------
Total                                                                10,417,569
-------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.6%)

Cadbury Schweppes US Finance LLC
    10-01-08                    3.88           1,635,000(d)           1,576,541
Cott Beverages USA
    12-15-11                    8.00             170,000                173,825
Kraft Foods
    06-01-12                    6.25           2,820,000              2,904,954
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63           2,305,000              2,306,637
                                                                 --------------
Total                                                                 6,961,957
-------------------------------------------------------------------------------

GAMING (0.1%)

Caesars Entertainment
  Sr Nts
    04-15-13                    7.00             460,000                479,115
MGM MIRAGE
    10-01-09                    6.00             150,000                147,750
MGM MIRAGE
   Sr Nts
    02-27-14                    5.88              70,000                 65,800
Mohegan Tribal Gaming Authority
   Sr Nts
    02-15-13                    6.13              85,000                 83,831
Mohegan Tribal Gaming Authority
   Sr Sub Nts
    04-01-12                    8.00             105,000                109,988

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE          AMOUNT                VALUE(a)
GAMING (CONT.)

Station Casinos
  Sr Sub Nts
    03-01-16                    6.88%     $      275,000         $      276,375
                                                                 --------------
Total                                                                 1,162,859
-------------------------------------------------------------------------------

GAS PIPELINES (0.2%)

ANR Pipeline
    03-15-10                    8.88             170,000                180,838
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95              80,000                 76,775
    11-15-15                    6.80             140,000(d)             142,450
Kinder Morgan Finance
    01-05-16                    5.70             710,000                691,720
Pacific Energy Partners LP/Finance
    09-15-15                    6.25             115,000                112,125
Southern Natural Gas
    03-15-10                    8.88             175,000                186,156
Southern Star Central
  Secured
    08-01-10                    8.50             120,000                129,150
Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00             385,000                398,475
Williams Companies
  Sr Nts
    07-15-19                    7.63              95,000                101,175
                                                                 --------------
Total                                                                 2,018,864
-------------------------------------------------------------------------------

HEALTH CARE (0.3%)

Cardinal Health
    07-15-08                    6.25             195,000                198,415
    06-15-15                    4.00           1,960,000              1,716,277
    12-15-17                    5.85             475,000                469,025
HCA
  Sr Nts
    03-15-14                    5.75              90,000                 84,206
Omnicare
  Sr Sub Nts
    12-15-13                    6.75             115,000                114,425
Triad Hospitals
  Sr Nts
    05-15-12                    7.00             225,000                225,000
WellPoint
    01-15-11                    5.00           1,130,000              1,104,583
                                                                 --------------
Total                                                                 3,911,931
-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  21
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE         AMOUNT                VALUE(a)
INDEPENDENT ENERGY (0.1%)

Chesapeake Energy
    08-15-17                    6.50%        $    85,000      $          83,938
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25             100,000                 95,750
Newfield Exploration
  Sr Sub Nts
    08-15-12                    8.38             520,000                557,699
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88             205,000                194,274
                                                              -----------------
Total                                                                   931,661
-------------------------------------------------------------------------------

INTEGRATED ENERGY (--%)

ConocoPhillips
    03-15-28                    7.13             200,000                204,216
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50              15,000                 15,581
                                                              -----------------
Total                                                                   219,797
-------------------------------------------------------------------------------

MEDIA CABLE (0.3%)

Comcast
    03-15-11                    5.50             775,000                767,428
    03-15-16                    5.90           1,690,000              1,657,366
    06-15-16                    4.95             655,000                596,894
DIRECTV Holdings LLC/Financing
  Sr Nts
    03-15-13                    8.38              75,000                 80,344
Videotron Ltee
    01-15-14                    6.88              75,000(c)              75,375
                                                              -----------------
Total                                                                 3,177,407
-------------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)

Dex Media East LLC/Finance
    11-15-09                    9.88             100,000                106,750
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50              70,000                 74,025
Gray Television
    12-15-11                    9.25             200,000                212,000
Lamar Media
    01-01-13                    7.25             110,000                112,750
News America
    12-15-35                    6.40           1,505,000(d)           1,438,982
Radio One
  Series B
    07-01-11                    8.88             300,000                315,000

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE         AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)

Sun Media
    02-15-13                    7.63%        $   140,000(c)   $         144,200
                                                              -----------------
Total                                                                 2,403,707
-------------------------------------------------------------------------------

METALS (--%)

Peabody Energy
  Series B
    03-15-13                    6.88             155,000                157,325
-------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)

Pride Intl
  Sr Nts
    07-15-14                    7.38              85,000                 89,250
-------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.2%)

Residential Capital
  Sr Unsecured
    06-30-10                    6.38           2,370,000              2,387,585
-------------------------------------------------------------------------------

PHARMACEUTICALS (--%)

Merck & Co
    03-01-15                    4.75             435,000                407,994
-------------------------------------------------------------------------------

Property & Casualty (0.1%)

Marsh & McLennan Companies
  Sr Unsecured
    09-15-15                    5.75           1,010,000                981,811
-------------------------------------------------------------------------------

REITS (--%)

Brandywine Operating Partnership LP
    04-01-16                    6.00             520,000                514,603
-------------------------------------------------------------------------------

RESTAURANTS (0.1%)

Yum! Brands
  Sr Nts
    04-15-11                    8.88             900,000              1,013,742
-------------------------------------------------------------------------------

RETAILERS (0.4%)

CVS
    09-15-09                    4.00           1,325,000              1,263,953
    09-15-14                    4.88           1,095,000              1,030,177
May Department Stores
    07-15-09                    4.80              70,000                 68,574
    07-15-34                    6.70           2,045,000              2,078,687
                                                              -----------------
Total                                                                 4,441,391
-------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)

ERAC USA Finance
    05-01-15                    5.60             595,000(d)             579,544
    11-15-15                    5.90              45,000(d)              44,813
                                                              -----------------
Total                                                                   624,357
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
22  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                               COUPON       PRINCIPAL
ISSUER                          RATE         AMOUNT                VALUE(a)
WIRELESS (0.3%)

Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95%        $   945,000      $         935,574
US Cellular
  Sr Nts
    12-15-33                    6.70             610,000                581,092
Vodafone Group
    06-15-11                    5.50           2,635,000(c)           2,610,650
                                                              -----------------
Total                                                                 4,127,316
-------------------------------------------------------------------------------

WIRELINES (1.2%)

Deutsche Telekom Intl Finance
  Sr Nts
    03-23-11                    5.38           1,350,000(c)           1,330,709
Qwest
    03-15-12                    8.88             185,000                206,738
Qwest
  Sr Nts
    06-15-15                    7.63             115,000                123,050
Sprint Capital
    11-15-28                    6.88           1,045,000              1,078,162
Telecom Italia Capital
    11-15-33                    6.38           1,575,000(c)           1,484,129
TELUS
    06-01-11                    8.00           3,660,000(c)           4,036,896
Verizon Pennsylvania
  Series A
    11-15-11                    5.65           6,740,000              6,632,024
                                                              -----------------
Total                                                                14,891,708
-------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $447,430,045)                                          $     438,668,745
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.2%)(n)
-------------------------------------------------------------------------------
                                               AMOUNT
                              EFFECTIVE      PAYABLE AT
ISSUER                          YIELD         MATURITY            VALUE(a)
COMMERCIAL PAPER

CHARTA LLC
    04-05-06                    4.71%      $  15,000,000(i)   $      14,990,187
Chesham Finance LLC
    04-03-06                    4.86          12,400,000             12,394,978
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $27,388,802)                                           $      27,385,165
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,166,742,057)(q)                                     $   1,268,595,307
===============================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At March 31, 2006, the value of foreign securities represented 5.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $14,585,104 or 1.2% of net assets.

(e) At March 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,466,660.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at March 31, 2006:

                          PRINCIPAL    SETTLEMENT    PROCEEDS
SECURITY                   AMOUNT         DATE      RECEIVABLE       VALUE
------------------------------------------------------------------------------
Federal Natl Mtge Assn
    04-01-21 5.00%       $   425,000    04-18-06    $   415,504   $   414,242
    04-01-36 5.00          1,000,000    04-12-06        967,500       951,875
    04-01-36 5.50          1,750,000    04-12-06      1,714,180     1,707,892

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                          NOTIONAL AMOUNT
--------------------------------------------------------------------------
PURCHASE CONTRACTS

U.S. Treasury Note, June 2006, 2-year                     $     5,800,000
U.S. Treasury Note, June 2006, 10-year                         16,200,000

SALE CONTRACTS

U.S. Treasury Note, June 2006, 5-year                          22,300,000

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $14,990,187 or 1.2% of net assets.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2006

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2006.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC -- Financial Guaranty Insurance Company

      FSA -- Financial Security Assurance

      MBIA -- MBIA Insurance Corporation

(m) At March 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(n) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 6 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(o) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at March 31, 2006.


--------------------------------------------------------------------------------
24  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(p) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(q) At March 31, 2006, the cost of securities for federal income tax purposes was approximately $1,166,742,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $ 124,712,000
Unrealized depreciation                                            (22,859,000)
-------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 101,853,000
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                        RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT   25
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Balanced Fund

MARCH 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $1,166,742,057)                                                                    $   1,268,595,307
Foreign currency holdings (identified cost $126,141) (Note 1)                                                     89,779
Capital shares receivable                                                                                         53,283
Dividends and accrued interest receivable                                                                      4,492,700
Receivable for investment securities sold                                                                     34,671,537
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                               1,307,902,606
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                                368,223
Capital shares payable                                                                                             9,179
Payable for investment securities purchased                                                                   49,084,316
Unrealized depreciation on swap transactions, at value (Note 7)                                                   46,592
Payable upon return of securities loaned (Note 6)                                                              6,964,250
Accrued investment management services fee                                                                        18,012
Accrued distribution fee                                                                                         162,315
Accrued service fee                                                                                                  409
Accrued transfer agency fee                                                                                        1,530
Accrued administrative services fee                                                                                1,921
Other accrued expenses                                                                                           173,912
Forward sale commitments, at value (proceeds receivable $3,097,184) (Note 1)                                   3,074,009
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                             59,904,668
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                     $   1,247,997,938
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                               $       1,231,869
Additional paid-in capital                                                                                 1,959,082,115
Undistributed net investment income                                                                                7,247
Accumulated net realized gain (loss) (Note 10)                                                              (814,029,785)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 5 and 7)                        101,706,492
-------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                               $   1,247,997,938
=========================================================================================================================
Net assets applicable to outstanding shares:                          Class A                          $     996,501,013
                                                                      Class B                          $      97,940,148
                                                                      Class C                          $       4,628,568
                                                                      Class Y                          $     148,928,209
Net asset value per share of outstanding capital stock:               Class A shares      98,307,543   $           10.14
                                                                      Class B shares       9,725,448   $           10.07
                                                                      Class C shares         459,675   $           10.07
                                                                      Class Y shares      14,694,245   $           10.14
-------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                                       $       6,717,600
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
26   RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Balanced Fund

                                                                      PERIOD FROM          PERIOD FROM           TOTAL
                                                                    OCT. 1, 2005 TO      JAN. 12, 2006 TO   OCT. 1, 2005 TO
                                                                     JAN. 11, 2006        MARCH 31, 2006    MARCH 31, 2006
                                                                  (UNAUDITED) (NOTE 1)     (UNAUDITED)        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                             $  7,075,705         $  3,447,181      $ 10,522,886
Interest                                                                 5,748,377            4,399,476        10,147,853
Fee income from securities lending (Note 6)                                  9,300               16,368            25,668
   Less foreign taxes withheld                                              (8,984)              (9,205)          (18,189)
---------------------------------------------------------------------------------------------------------------------------
Total income                                                            12,824,398            7,853,820        20,678,218
---------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                       1,577,347            1,203,465         2,780,812
Distribution fee
   Class A                                                                 680,914              522,177         1,203,091
   Class B                                                                 223,287              179,618           402,905
   Class C                                                                   9,088                7,805            16,893
Transfer agency fee                                                        466,659              356,342           823,001
Incremental transfer agency fee
   Class A                                                                  36,491               27,412            63,903
   Class B                                                                   8,357                6,547            14,904
   Class C                                                                     309                  259               568
Service fee -- Class Y                                                      33,119               26,791            59,910
Administrative services fees and expenses                                  188,558              153,432           341,990
Compensation of board members                                                7,549                2,199             9,748
Custodian fees                                                              47,376               51,169            98,545
Printing and postage                                                        77,765               39,645           117,410
Registration fees                                                           25,751               81,750           107,501
Audit fees                                                                  10,381               13,119            23,500
Other                                                                       16,504                5,263            21,767
---------------------------------------------------------------------------------------------------------------------------
Total expenses                                                           3,409,455            2,676,993         6,086,448
   Earnings credits on cash balances (Note 2)                              (20,774)             (21,130)          (41,904)
---------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                       3,388,681            2,655,863         6,044,544
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          9,435,717            5,197,957        14,633,674
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                       21,982,492           34,603,988        56,586,480
   Foreign currency transactions                                            (4,670)              37,486            32,816
   Futures contracts                                                     1,187,521              127,317         1,314,838
   Swap transactions                                                       (66,060)             (40,818)         (106,878)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 23,099,283           34,727,973        57,827,256
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                 7,146,321          (30,638,950)      (23,492,629)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                   30,245,604            4,089,023        34,334,627
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $ 39,681,321         $  9,286,980      $ 48,968,301
===========================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  27
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Balanced Fund

                                                                         MARCH 31, 2006
                                                                        SIX MONTHS ENDED    SEPT. 30, 2005
                                                                          (UNAUDITED)         YEAR ENDED
------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                         $     14,633,674   $     27,821,628
Net realized gain (loss) on investments                                       57,827,256         70,691,795
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (23,492,629)        16,089,292
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               48,968,301        114,602,715
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (12,524,150)       (23,927,808)
      Class B                                                                   (722,125)        (1,522,115)
      Class C                                                                    (30,852)           (47,411)
      Class Y                                                                 (1,613,172)        (4,509,437)
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (14,890,299)       (30,006,771)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                    13,337,731         43,100,572
   Class B shares                                                              3,857,699          9,484,799
   Class C shares                                                                391,368            947,156
   Class Y shares                                                              3,216,543          7,916,746
Fund merger (Note 9)
   Class A shares                                                             69,056,992                N/A
   Class B shares                                                             25,083,460                N/A
   Class C shares                                                              1,603,216                N/A
   Class Y shares                                                             37,181,593                N/A
Reinvestment of distributions at net asset value
   Class A shares                                                             10,850,001         20,686,878
   Class B shares                                                                706,436          1,488,567
   Class C shares                                                                 30,329             46,502
   Class Y shares                                                              1,613,164          4,509,437
Payments for redemptions
   Class A shares                                                           (114,848,334)      (217,141,405)
   Class B shares (Note 2)                                                   (15,359,749)       (49,377,019)
   Class C shares (Note 2)                                                      (670,252)          (921,357)
   Class Y shares                                                            (60,394,109)       (41,545,124)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            (24,343,912)      (220,804,248)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        9,734,090       (136,208,304)
Net assets at beginning of period                                          1,238,263,848      1,374,472,152
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $  1,247,997,938   $  1,238,263,848
============================================================================================================
Undistributed net investment income                                     $          7,247   $      1,332,033
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
28  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Balanced Fund

(Unaudited as to March 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Investment Series, Inc. (formerly AXP Investment Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Jan. 12, 2006, the Fund invested all of its assets in Balanced Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Jan. 11, 2006, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Oct. 1, 2005 to Jan. 11, 2006, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                                           $ 7,075,705
--------------------------------------------------------------------------------
Interest Income                                                     $ 5,748,061
--------------------------------------------------------------------------------
Fee income from securities lending                                  $     9,300
--------------------------------------------------------------------------------
Foreign taxes withheld                                              $    (8,984)
--------------------------------------------------------------------------------
Investment management services fee                                  $ 1,577,347
--------------------------------------------------------------------------------
Compensation of board members                                       $     5,349
--------------------------------------------------------------------------------
Custodian fees                                                      $    47,376
--------------------------------------------------------------------------------
Audit fees                                                          $    10,299
--------------------------------------------------------------------------------
Other                                                               $     7,732
--------------------------------------------------------------------------------
Earnings credits on cash balances                                   $      (412)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  29
--------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Oct. 1, 2005 to Jan. 11, 2006 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At March 31, 2006, the Fund has entered into outstanding when-issued securities of $20,466,660.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.


--------------------------------------------------------------------------------
30  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2006, foreign currency holdings consisted of multiple denominations.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  31
--------------------------------------------------------------------------------

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
32  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid at the end of the calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Balanced Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Jan. 12, 2006, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Balanced Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Jan. 12, 2006, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.35% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.53% to 0.43% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Oct. 1, 2005 to Jan. 11, 2006, the adjustment decreased the fee by $154,234 and from the period from Jan. 12, 2006 to March 31, 2006, the adjustment decreased the fee by $135,494.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  33
--------------------------------------------------------------------------------

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $167,893 for Class A, $47,721 for Class B and $474 for Class C for the six months ended March 31, 2006.

During the period from Oct. 1, 2005 to Jan. 11, 2006, the Fund's custodian and transfer agency fees were reduced by $20,774 as a result of earnings credits from overnight cash balances. During the period from Jan. 12, 2006 to March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $21,130 as a result of earnings credits from overnight cash balances.


--------------------------------------------------------------------------------
34  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $383,768,597 and $439,088,944, respectively, for the period from Oct. 1, 2005 to Jan. 11, 2006 and $425,359,960 (including $105,493,470 from RiverSource Global Balanced Fund that was acquired in the fund merger as described in Note 9) and $363,879,440, respectively, for the period from Jan. 12, 2005 to March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                  SIX MONTHS ENDED MARCH 31, 2006
                            CLASS A      CLASS B     CLASS C     CLASS Y
--------------------------------------------------------------------------
Sold                        1,339,080      391,965    39,784      319,486
Fund merger                 6,845,907    2,502,967   160,053    3,686,312
Issued for reinvested
   distributions            1,086,041       71,290     3,061      161,448
Redeemed                  (11,526,571)  (1,547,756)  (67,268)  (6,137,057)
--------------------------------------------------------------------------
Net increase (decrease)    (2,255,543)   1,418,466   135,630   (1,969,811)
--------------------------------------------------------------------------

                                     YEAR ENDED SEPT. 30, 2005
                            CLASS A      CLASS B     CLASS C     CLASS Y
--------------------------------------------------------------------------
Sold                        4,423,102      987,913    98,353      822,111
Issued for reinvested
   distributions            2,126,927      154,078     4,811      463,717
Redeemed                  (22,392,538)  (5,108,600)  (95,907)  (4,260,958)
--------------------------------------------------------------------------
Net increase (decrease)   (15,842,509)  (3,966,609)    7,257   (2,975,130)
--------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At March 31, 2006, investments in securities included securities valued at $455,400 that were pledged as collateral to cover initial margin deposits on 191 open purchase contracts and 223 open sale contracts. The notional market value of the open purchase contracts at March 31, 2006 was $23,147,204 with a net unrealized loss of $150,057. The notional market value of the open sale contracts at March 31, 2006 was $23,289,563 with a net unrealized gain of $61,511. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $6,717,600 were on loan to brokers. For collateral, the Fund received $6,964,250 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $25,668 for six months ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  35
--------------------------------------------------------------------------------

7. SWAP CONTRACTS

At March 31, 2006, the Fund had the following open total return swap contract:

                                                                                          UNREALIZED
                                                           TERMINATION     NOTIONAL      APPRECIATION
                                                              DATE        PRINCIPAL     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and pay a
floating rate based on 1-month LIBOR less 0.25%.
Counterparty: Citigroup                                     05/01/2006   $  2,325,000   $     (46,592)
------------------------------------------------------------------------------------------------------

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2006.

9. FUND MERGER

At the close of business on March 10, 2006, RiverSource Balanced Fund acquired the assets and assumed the identified liabilities of RiverSource Global Balanced Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Balanced Fund immediately before the acquisition were $1,126,160,847 and the combined net assets immediately after the acquisition were $1,259,086,108.

The merger was accomplished by a tax-free exchange of 21,932,830 shares of RiverSource Global Balanced Fund valued at $132,925,261.

In exchange for the RiverSource Global Balanced Fund shares and net assets, RiverSource Balanced Fund issued the following number of shares:

                                                                       SHARES
-------------------------------------------------------------------------------
Class A                                                               6,845,907
-------------------------------------------------------------------------------
Class B                                                               2,502,967
-------------------------------------------------------------------------------
Class C                                                                 160,053
-------------------------------------------------------------------------------
Class Y                                                               3,686,312
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Global Balanced Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net loss.

                                                                                  ACCUMULATED
                                     TOTAL NET                      UNREALIZED    NET REALIZED   UNDISTRIBUTED NET
                                      ASSETS       CAPITAL STOCK   APPRECIATION       LOSS        INVESTMENT LOSS
------------------------------------------------------------------------------------------------------------------
RiverSource Global Balanced Fund   $ 132,925,261   $ 144,923,857   $ 14,691,458   $(25,618,424)  $     (1,071,630)
------------------------------------------------------------------------------------------------------------------

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $836,509,970 at Sept. 30, 2005, that if not offset by capital gains will expire as follows:

     2010                         2011                      2012
-------------------------------------------------------------------
$ 442,946,112                $ 368,676,980             $ 24,886,878
-------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  37
--------------------------------------------------------------------------------
of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
38  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

CLASS A

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(f)      2005         2004         2003         2002
Net asset value, beginning of period                                $  9.84      $  9.25      $  8.47      $  7.40      $  8.71
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                            .12          .21          .19          .17          .20
Net gains (losses) (both realized and unrealized)                       .31          .61          .77         1.07        (1.31)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .43          .82          .96         1.24        (1.11)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                   (.13)        (.23)        (.18)        (.17)        (.20)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.14      $  9.84      $  9.25      $  8.47      $  7.40
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   997      $   990      $ 1,077      $ 1,125      $ 1,115
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.01%(c)     1.03%        1.01%         .99%         .93%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.55%(c)     2.13%        2.01%        2.05%        2.19%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                70%         130%         131%         130%         267%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        4.41%(e)     8.86%       11.32%       16.80%      (13.05%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  39
--------------------------------------------------------------------------------

CLASS B

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(f)      2005         2004         2003         2002
Net asset value, beginning of period                                $  9.78      $  9.19      $  8.41      $  7.35      $  8.65
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                            .09          .14          .11          .10          .14
Net gains (losses) (both realized and unrealized)                       .29          .59          .77         1.06        (1.31)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .38          .73          .88         1.16        (1.17)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                   (.09)        (.14)        (.10)        (.10)        (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.07      $  9.78      $  9.19      $  8.41      $  7.35
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    98      $    81      $   113      $   139      $   152
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.78%(c)     1.81%        1.78%        1.77%        1.71%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.75%(c)     1.35%        1.23%        1.28%        1.41%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                70%         130%         131%         130%         267%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        3.93%(e)     8.02%       10.51%       15.89%      (13.72%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
40  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                           2006(f)    2005      2004      2003       2002
Net asset value, beginning of period                                 $  9.77     $ 9.19   $  8.41   $  7.36   $   8.67
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                             .09        .14       .12       .11        .13
Net gains (losses) (both realized and unrealized)                        .30        .59       .77      1.05      (1.31)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .39        .73       .89      1.16      (1.18)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                    (.09)      (.15)     (.11)     (.11)      (.13)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.07     $ 9.77   $  9.19   $  8.41   $   7.36
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     5     $    3   $     3   $     2   $      1
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.78%(c)   1.81%     1.78%     1.79%      1.73%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.72%(c)   1.35%     1.25%     1.21%      1.43%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 70%       130%      131%      130%       267%
------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         4.04%(e)   7.97%    10.57%    15.82%    (13.76%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  41
--------------------------------------------------------------------------------

CLASS Y

------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED SEPT. 30,                                           2006(f)    2005      2004      2003       2002
Net asset value, beginning of period                                 $  9.84     $ 9.25   $  8.46   $  7.40   $   8.71
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                             .13        .23       .21       .18        .21
Net gains (losses) (both realized and unrealized)                        .31        .60       .77      1.06      (1.31)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .44        .83       .98      1.24      (1.10)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                    (.14)      (.24)     (.19)     (.18)      (.21)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.14     $ 9.84   $  9.25   $  8.46   $   7.40
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   149     $  164   $   182   $   295   $    322
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         .83%(c)    .87%      .85%      .83%       .77%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.69%(c)   2.29%     2.16%     2.22%      2.33%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 70%       130%      131%      130%       267%
------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         4.50%(e)   9.05%    11.63%    16.85%    (12.90%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
42  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  43
--------------------------------------------------------------------------------

                                                BEGINNING          ENDING          EXPENSES
                                              ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING      ANNUALIZED
                                              OCT. 1, 2005    MARCH, 31, 2006   THE PERIOD(a)   EXPENSE RATIO
-------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $1,044.10          $5.15           1.01%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000         $1,019.90          $5.09           1.01%
-------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $1,039.30          $9.05           1.78%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000         $1,016.06          $8.95           1.78%
-------------------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $1,040.40          $9.05           1.78%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000         $1,016.06          $8.95           1.78%
-------------------------------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $1,045.00          $4.23            .83%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000         $1,020.79          $4.18            .83%
-------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2006: +4.41% for Class A, +3.93% for Class B, +4.04% for Class C and +4.50% for Class Y.


--------------------------------------------------------------------------------
44  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  45
--------------------------------------------------------------------------------
services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.


--------------------------------------------------------------------------------
46  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  47
--------------------------------------------------------------------------------
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.


--------------------------------------------------------------------------------
48  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  49
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE BALANCED FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                 AFFIRMATIVE              WITHHOLD
Kathleen Blatz                  554,642,280.09          34,414,418.51
---------------------------------------------------------------------
Arne H. Carlson                 554,423,570.95          34,633,127.65
---------------------------------------------------------------------
Patricia M. Flynn               555,920,706.85          33,135,991.75
---------------------------------------------------------------------
Anne P. Jones                   554,914,791.29          34,141,907.31
---------------------------------------------------------------------
Jeffrey Laikind                 555,129,569.53          33,927,129.07
---------------------------------------------------------------------
Stephen R. Lewis, Jr.           555,401,722.58          33,654,976.02
---------------------------------------------------------------------
Catherine James Paglia          555,572,473.12          33,484,225.48
---------------------------------------------------------------------
Vikki L. Pryor                  555,776,143.10          33,280,555.50
---------------------------------------------------------------------
Alan K. Simpson                 553,317,165.18          35,739,533.42
---------------------------------------------------------------------
Alison Taunton-Rigby            555,945,655.43          33,111,043.17
---------------------------------------------------------------------
William F. Truscott             555,434,566.26          33,622,132.34

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                         AFFIRMATIVE           AGAINST             ABSTAIN          BROKER NON-VOTES
----------------------------------------------------------------------------------------------------
                       536,905,164.32       28,031,004.62       23,859,458.56          261,071.10
----------------------------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                         AFFIRMATIVE           AGAINST             ABSTAIN          BROKER NON-VOTES
----------------------------------------------------------------------------------------------------
                       540,558,032.84       23,101,854.27       25,135,740.39          261,071.10
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
50  RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                         AFFIRMATIVE           AGAINST             ABSTAIN          BROKER NON-VOTES
----------------------------------------------------------------------------------------------------
                       540,269,415.31       23,721,427.93       24,804,784.26          261,071.10
----------------------------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

                         AFFIRMATIVE           AGAINST             ABSTAIN          BROKER NON-VOTES
----------------------------------------------------------------------------------------------------
                       538,887,883.91       25,081,871.79       24,825,871.80          261,071.10
----------------------------------------------------------------------------------------------------

LENDING

                         AFFIRMATIVE           AGAINST             ABSTAIN          BROKER NON-VOTES
----------------------------------------------------------------------------------------------------
                       536,221,128.87       27,716,187.80       24,858,310.83          261,071.10
----------------------------------------------------------------------------------------------------

BORROWING

                         AFFIRMATIVE           AGAINST             ABSTAIN          BROKER NON-VOTES
----------------------------------------------------------------------------------------------------
                       533,686,524.05       29,441,334.65       25,667,768.80          261,071.10
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         RIVERSOURCE BALANCED FUND -- 2006 SEMIANNUAL REPORT  51
--------------------------------------------------------------------------------

RIVERSOURCE(SM) BALANCED FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

RIVERSOURCE [LOGO](SM)
     Investments

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of
Ameriprise Financial, Inc.                                       S-6335 X (5/06)

   Semiannual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

   RIVERSOURCE(SM)
   DIVERSIFIED EQUITY INCOME FUND

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT FOR THE
   PERIOD ENDED MARCH 31, 2006

>  RIVERSOURCE DIVERSIFIED EQUITY
   INCOME FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH A HIGH LEVEL OF
   CURRENT INCOME AND, AS A SECONDARY
   OBJECTIVE, STEADY GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot...............................................................   2

Performance Summary.........................................................   3

Questions & Answers with Portfolio Management...............................   4

Investments in Securities...................................................   7

Financial Statements........................................................  11

Notes to Financial Statements...............................................  14

Fund Expenses Example.......................................................  27

Approval of Investment Management Services Agreement........................  29

Proxy Voting................................................................  33

Results of Meeting of Shareholders..........................................  34

                                     [LOGO]

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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         RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT MARCH 31, 2006

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS                                                         <
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                                   SINCE     YEARS IN INDUSTRY
Warren Spitz                                         11/00            21
Steve Schroll                                         2/04            25
Laton Spahr, CFA                                      2/04             7

--------------------------------------------------------------------------------
  FUND OBJECTIVE                                                             <
--------------------------------------------------------------------------------

For investors primarily seeking a high level of current income and, as a secondary goal, steady growth of capital.

Inception dates by class
A: 10/15/90      B: 3/20/95        C: 6/26/00       I: 3/4/04         Y: 3/20/95

Ticker symbols by class
A: INDZX         B: IDEBX          C: ADECX         I: ADIIX          Y: IDQYX

Total net assets                                                  $6.338 billion

Number of holdings                                                           143

--------------------------------------------------------------------------------
  STYLE MATRIX                                                               <
--------------------------------------------------------------------------------

[CHART] Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
  SECTOR COMPOSITION*                                                        <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                                                                26.3%
Financials                                                                 22.5%
Energy                                                                     16.4%
Telecommunication Services                                                  7.6%
Materials                                                                   7.2%
Health Care                                                                 5.2%
Consumer Discretionary                                                      4.3%
Information Technology                                                      3.8%
Short-Term Securities**                                                     3.2%
Consumer Staples                                                            2.3%
Telecommunication                                                           0.8%
Utilities                                                                   0.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 3.2%, 2.2% is due to security lending activity and 1.0% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
  TOP TEN HOLDINGS                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets

Caterpillar (Machinery)                                                     3.6%
--------------------------------------------------------------------------------
Citigroup (Diversified Financial Services)                                  2.9
--------------------------------------------------------------------------------
Halliburton (Energy Equipment & Services)                                   2.6
--------------------------------------------------------------------------------
Pfizer (Pharmaceuticals)                                                    2.6
--------------------------------------------------------------------------------
McDermott Intl (Construction & Engineering)                                 2.3
--------------------------------------------------------------------------------
AT&T (Diversified Telecommunication Services)                               2.2
--------------------------------------------------------------------------------
Schlumberger (Energy Equipment & Services)                                  2.0
--------------------------------------------------------------------------------
General Electric (Industrial Conglomerates)                                 1.8
--------------------------------------------------------------------------------
ACE (Insurance)                                                             1.8
--------------------------------------------------------------------------------
Baker Hughes (Energy Equipment & Services)                                  1.7
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Diversified Equity Income Fund Class A
   (excluding sales charge)                                              +11.63%

Russell 1000(R) Value Index(1) (unmanaged)                                +7.27%

Lipper Equity Income Funds Index(2)                                       +6.37%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                               <
--------------------------------------------------------------------------------

                         CLASS A         CLASS B           CLASS C       CLASS I      CLASS Y
(INCEPTION DATES)      (10/15/90)       (3/20/95)         (6/26/00)      (3/4/04)    (3/20/95)
                                               AFTER             AFTER
                   NAV(1)    POP(2)  NAV(1)   CDSC(3)  NAV(1)   CDSC(4)    NAV(5)      NAV(5)
AT MARCH 31, 2006
----------------------------------------------------------------------------------------------
6 months*          +11.63%   +5.21%  +11.25%   +6.25%  +11.19%  +10.19%    +11.82%     +11.74%
----------------------------------------------------------------------------------------------
1 year             +23.23%  +16.13%  +22.25%  +17.25%  +22.22%  +21.22%    +23.66%     +23.40%
----------------------------------------------------------------------------------------------
3 years            +29.95%  +27.41%  +29.00%  +28.19%  +28.97%  +28.97%       N/A      +30.18%
----------------------------------------------------------------------------------------------
5 years            +11.74%  +10.42%  +10.88%  +10.42%  +10.87%  +10.87%       N/A      +11.93%
----------------------------------------------------------------------------------------------
10 years           +10.97%  +10.32%  +10.13%  +10.13%     N/A      N/A        N/A      +11.14%
----------------------------------------------------------------------------------------------
Since inception    +13.15%  +12.72%  +11.34%  +11.34%   +9.75%   +9.75%    +17.45%     +12.36%
----------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*     Not annualized.

--------------------------------------------------------------------------------
         RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource Diversified Equity Income Fund's results and positioning for the six months ended March 31, 2006.

Q: How did RiverSource Diversified Equity Income Fund perform for the six months ended March 31, 2006?

A: RiverSource Diversified Equity Income Fund's gained 11.63% (Class A shares, excluding sales charge) for the six months ended March 31, 2006. The Fund outperformed the 7.27% advance of the Russell 1000(R) Value Index (Russell Index) and the 6.37% increase of the Lipper Equity Income Funds Index, representing the Fund's peer group.

Q:    What factors most significantly affected performance?

A: Overall, our ability to successfully navigate the high volatility of energy prices during the period through effective industry allocation and stock selection contributed most to the Fund's semiannual performance. More specifically, the Fund's significant exposure to and industry selection within the energy sector boosted the Fund's relative returns. A sizable position in oil services companies, such as Schlumberger, and a modest exposure to integrated oils, such as Exxon, particularly helped. Further contributing to the Fund's relative results was a significant allocation to the rail and airline industries within the transportation sector, which performed well during the six months, despite high fuel costs, given strong pricing and volume trends. Fund holdings AMR and Burlington Northern Santa Fe were strong individual stock performers in these areas. At the same time, a moderate exposure to the automobile industry within transportation, which performed poorly, proved prudent.

      A modest allocation to electric utilities and a sizable exposure to telecommunications stocks within the utilities sector helped the Fund's six-month returns as well. AT&T and BellSouth were the strongest performers among the Fund's holdings within the telecommunications industry. Stock selection in producer durables also contributed notably to the Fund's results, with Caterpillar the standout individual performer.

      Detracting somewhat from the Fund's results was greater exposure to property and casualty insurance companies within the financials sector compared to the Russell Index. Understandably, several of these companies' balance sheets were hurt in the aftermath of the devastation caused by the Gulf Coast hurricanes. Positions in Montpelier Re Holdings and XL Capital detracted from the Fund's returns.

--------------------------------------------------------------------------------
4 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> OVERALL, OUR ABILITY TO SUCCESSFULLY NAVIGATE THE HIGH VOLATILITY OF ENERGY PRICES DURING THE PERIOD THROUGH EFFECTIVE INDUSTRY ALLOCATION AND STOCK SELECTION CONTRIBUTED MOST TO THE FUND'S SEMIANNUAL PERFORMANCE.

Q:    What changes did you make to the Fund's portfolio?

A: When oil prices spiked following the Gulf Coast hurricanes, we reduced the Fund's position in energy overall, selling out of some integrated oil and exploration and production companies and taking profits from several stocks that had performed well, including EnCana and EOG Resources. A significant portion of the assets were redeployed into the health care sector, where we added to the Fund's position in Pfizer. We liked Pfizer for the relative valuations of this stock and for what we believe to be its positive prospects given the provisions of Medicare Part D. The Fund's allocation to producer durables also grew, although this was due more to appreciation within the sector than to any new or increased positions. The Fund portfolio had a low turnover rate of just 7% for the semiannual period.

Q:    How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow, sustaining the rebound seen of late following the temporary weakness caused by the devastation of the Gulf Coast hurricanes. Indeed, we believe the pace of U.S. economic expansion is likely to remain robust in 2006, especially through the first half, reflecting solid gains in consumer spending and government spending. Thus, in our view, the Federal Reserve Board will likely continue to raise short-term interest rates for the near term.

      Within the equity market, we believe that increased levels of merger and acquisition activity during the last several quarters will likely continue to be a factor in the coming months. We expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style

--------------------------------------------------------------------------------
         RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE EXPECT SELECT PORTFOLIO POSITIONS TO BENEFIT FROM CORPORATE RESTRUCTURING IN THE MONTHS AHEAD.

      investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and higher labor costs. Still, we will stay disciplined to our deep value style of investing.

      Finally, we remain optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, stock dividends have historically outpaced the inflation rate. Further, companies are continuing to increase and/or initiate dividend payments. As of March 31, 2006, nearly 78% of Standard & Poor's 500 Index* (S&P 500) companies, or 387 companies, paid dividends. This was up from 70% or 350 companies, prior to the federal tax legislation passed in 2003 that provided favorable income tax treatment to qualified dividend income from equity securities. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

      We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors with an emphasis on large-cap stocks.

* The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
6 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Diversified Equity Income Fund

MARCH 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------------------------
  COMMON STOCKS (97.5%)
------------------------------------------------------------------------------------------------
ISSUER                                                           SHARES              VALUE(a)
AEROSPACE & DEFENSE (2.6%)
Goodrich                                                          774,250         $   33,765,043
Honeywell Intl                                                  1,830,800             78,303,316
United Technologies                                               892,500             51,738,225
                                                                                  --------------
Total                                                                                163,806,584
------------------------------------------------------------------------------------------------

AIRLINES (1.3%)
AMR                                                             2,649,600(b,d)        71,671,680
Continental Airlines Cl B                                         382,900(b)          10,300,010
                                                                                  --------------
Total                                                                                 81,971,690
------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Ballard Power Systems                                             851,200(b,c,d)       5,771,136
------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Ameron Intl                                                         4,871                356,703
------------------------------------------------------------------------------------------------

CAPITAL MARKETS (2.0%)
Bank of New York                                                1,305,047             47,033,894
Lehman Brothers Holdings                                          155,900             22,532,227
Merrill Lynch & Co                                                503,700             39,671,412
Morgan Stanley                                                    284,800             17,891,136
                                                                                  --------------
Total                                                                                127,128,669
------------------------------------------------------------------------------------------------

CHEMICALS (2.7%)
Air Products & Chemicals                                          286,300             19,236,497
Cabot                                                             130,500              4,435,695
Dow Chemical                                                    1,419,800             57,643,880
EI du Pont de Nemours & Co                                      1,790,353             75,570,799
Olin                                                              549,593             11,799,762
Tronox Cl B                                                        36,755(b)             624,460
                                                                                  --------------
Total                                                                                169,311,093
------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.2%)
Bank of America                                                 2,335,168            106,343,551
US Bancorp                                                        843,300             25,720,650
Wachovia                                                          804,500             45,092,225
Wells Fargo & Co                                                  427,800             27,323,586
                                                                                  --------------
Total                                                                                204,480,012
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------
ISSUER                                                           SHARES              VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Avery Dennison                                                     92,400         $    5,403,552
Cendant                                                         1,793,541             31,117,936
PHH                                                                76,065(b)           2,030,936
Pitney Bowes                                                      285,000             12,235,050
RR Donnelley & Sons                                               768,900             25,158,408
Waste Management                                                  821,400             28,995,420
                                                                                  --------------
Total                                                                                104,941,302
------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.1%)
CBS Cl B                                                          346,400              8,306,672
------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard                                                 2,034,200             66,925,180
------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.2%)
Fluor                                                             550,795             47,258,211
Insituform Technologies Cl A                                      282,600(b)           7,517,160
McDermott Intl                                                  2,746,400(b)         149,541,480
                                                                                  --------------
Total                                                                                204,316,851
------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.7%)
CEMEX ADR                                                         668,723(c)          43,654,237
Hanson ADR                                                        948,400(c)          61,902,068
                                                                                  --------------
Total                                                                                105,556,305
------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Capital One Financial                                             303,100             24,405,612
------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Packaging Corp of America                                         519,900             11,666,556
------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.9%)
Citigroup                                                       3,953,500            186,763,340
------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.8%)
AT&T                                                            5,265,440            142,377,498
BellSouth                                                       2,110,314             73,122,380
BT Group                                                       11,013,400(c)          42,476,534
Sprint Nextel                                                   2,900,505             74,949,049
Telefonos de Mexico ADR Cl L                                    4,203,060(c)          94,484,789
Verizon Communications                                          1,962,915             66,856,885
                                                                                  --------------
Total                                                                                494,267,135
------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
         RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 7
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------
ISSUER                                                              SHARES           VALUE(a)
ELECTRICAL EQUIPMENT (1.5%)
Cooper Inds Cl A                                                    327,500       $   28,459,750
Energy Conversion Devices                                           247,100(b)        12,152,378
FuelCell Energy                                                     437,600(b,d)       5,019,272
Hubbell Cl B                                                        163,625            8,387,418
Plug Power                                                          730,000(b)         3,650,000
Rockwell Automation                                                 523,300           37,630,503
                                                                                  --------------
Total                                                                                 95,299,321
------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (8.9%)
Baker Hughes                                                      1,622,000          110,944,800
GlobalSantaFe                                                       976,100           59,298,075
Halliburton                                                       2,329,508          170,100,674
Schlumberger                                                      1,005,700(d)       127,291,449
Tidewater                                                         1,782,200           98,430,906
                                                                                  --------------
Total                                                                                566,065,904
------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Archer-Daniels-Midland                                            1,455,400           48,974,210
------------------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
NiSource                                                          1,161,350           23,482,497
------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
CIGNA                                                               191,000           24,948,420
Tenet Healthcare                                                  2,262,700(b)        16,698,726
                                                                                  --------------
Total                                                                                 41,647,146
------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Royal Caribbean Cruises                                           1,059,100(d)        44,503,382
------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Whirlpool                                                           594,600           54,388,062
------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.1%)
3M                                                                  689,900           52,218,531
General Electric                                                  3,378,591          117,507,395
Textron                                                             626,700           58,527,513
Tomkins ADR                                                       1,245,000(c,d)      29,344,650
                                                                                  --------------
Total                                                                                257,598,089
------------------------------------------------------------------------------------------------

INSURANCE (11.6%)
ACE                                                               2,221,400(c)       115,535,013
Allstate                                                            291,884           15,210,075
American Intl Group                                                 494,740           32,697,367
Aon                                                               1,525,500           63,323,505
Axis Capital Holdings                                             1,069,400(c)        31,975,060
Endurance Specialty Holdings                                        949,400(c)        30,902,970
Hartford Financial Services Group                                   174,500           14,055,975
Lincoln Financial Group                                             510,900           30,027,637

------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES            VALUE(a)

INSURANCE (CONT.)
Lincoln Natl                                                        510,900       $   27,890,031
Loews                                                               724,700           73,339,640
Marsh & McLennan Companies                                        2,143,209           62,924,616
Montpelier Re Holdings                                            1,759,860(c,d)      28,685,718
Safeco                                                              729,100           36,608,111
St Paul Travelers Companies                                       1,236,520           51,674,171
Torchmark                                                           504,800           28,824,080
UnumProvident                                                       232,200            4,755,456
XL Capital Cl A                                                   1,495,425(c)        95,871,697
                                                                                  --------------
Total                                                                                744,301,122
------------------------------------------------------------------------------------------------

IT SERVICES (1.5%)
Computer Sciences                                                   576,000(b)        31,996,800
Electronic Data Systems                                           2,370,554           63,601,964
                                                                                  --------------
Total                                                                                 95,598,764
------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Eastman Kodak                                                     1,339,862(d)        38,105,675
------------------------------------------------------------------------------------------------

MACHINERY (10.3%)
Caterpillar                                                       3,214,042          230,800,355
Crane                                                               837,300           34,337,673
Deere & Co                                                        1,012,594           80,045,556
Eaton                                                               915,883           66,831,983
Illinois Tool Works                                                 799,005           76,952,172
Ingersoll-Rand Cl A                                               2,353,184(c)        98,339,559
Parker Hannifin                                                     868,000           69,969,480
                                                                                  --------------
Total                                                                                657,276,778
------------------------------------------------------------------------------------------------

MEDIA (0.9%)
Gannett                                                             396,200           23,740,304
Time Warner                                                       1,127,300           18,927,367
Viacom Cl B                                                         346,400(b)        13,440,320
                                                                                  --------------
Total                                                                                 56,107,991
------------------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Alcoa                                                             1,375,800           42,044,448
Compass Minerals Intl                                               497,967           12,444,195
Freeport-McMoRan Copper & Gold Cl B                                 125,900            7,525,043
                                                                                  --------------
Total                                                                                 62,013,686
------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
JC Penney                                                           299,400           18,086,754
------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES            VALUE(a)
OIL, GAS & CONSUMABLE FUELS (7.8%)
Anadarko Petroleum                                                  154,600       $   15,616,146
BP ADR                                                              336,600(c)        23,205,204
Chevron                                                           1,681,421           97,471,975
ConocoPhillips                                                      594,400           37,536,360
EnCana                                                              287,818(c)        13,449,735
Kerr-McGee                                                          182,278           17,403,903
Marathon Oil                                                      1,244,600           94,801,182
Petroleo Brasileiro ADR                                           1,250,700(c)       108,398,170
Pioneer Natural Resources                                           551,200           24,390,600
Repsol YPF ADR                                                      821,200(c)        23,404,200
Total ADR                                                           281,700(c,d)      37,108,341
                                                                                  --------------
Total                                                                                492,785,816
------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.9%)
Abitibi-Consolidated                                              1,982,900(c)         8,229,035
Intl Paper                                                        1,676,300(d)        57,949,691
MeadWestvaco                                                        393,900           10,757,409
Weyerhaeuser                                                        584,800           42,357,064
                                                                                  --------------
Total                                                                                119,293,199
------------------------------------------------------------------------------------------------

PHARMACEUTICALS (4.5%)
Abbott Laboratories                                                 684,700           29,079,209
Bristol-Myers Squibb                                              1,121,000           27,587,810
Merck & Co                                                        1,213,100           42,737,513
Pfizer                                                            6,728,713          167,679,528
Wyeth                                                               362,200           17,573,944
                                                                                  --------------
Total                                                                                284,658,004
------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.4%)
Rayonier                                                            197,400            8,999,466
Starwood Hotels & Resorts Worldwide Unit                            287,800           19,492,694
                                                                                  --------------
Total                                                                                 28,492,160
------------------------------------------------------------------------------------------------

ROAD & RAIL (2.1%)
Burlington Northern Santa Fe                                      1,027,400           85,613,242
Union Pacific                                                       511,300           47,729,855
                                                                                  --------------
Total                                                                                133,343,097
------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Intel                                                             1,888,500           36,542,475
Linear Technology                                                   253,500            8,892,780
                                                                                  --------------
Total                                                                                 45,435,255
------------------------------------------------------------------------------------------------

SOFTWARE (0.5%)
Microsoft                                                         1,090,500           29,672,505
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES            VALUE(a)

SPECIALTY RETAIL (0.9%)
Home Depot                                                        1,417,382       $   59,955,259
------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Fannie Mae                                                        2,009,620          103,294,468
Washington Mutual                                                   514,300           21,919,466
                                                                                  --------------
Total                                                                                125,213,934
------------------------------------------------------------------------------------------------

TOBACCO (1.6%)
Altria Group                                                      1,388,200           98,367,852
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $4,606,372,569)                                                            $6,180,641,302
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  PREFERRED STOCKS (0.5%)
------------------------------------------------------------------------------------------------
ISSUER                                                               SHARES          VALUE(a)
Schering-Plough
   6.00% Cv                                                         268,200       $   13,691,074
UnumProvident
   8.25% Cv                                                         400,000           15,603,599
Xerox
   6.25% Cv                                                          40,150            5,029,591
------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $27,425,000)                                                               $   34,324,264
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  BONDS (0.7%)
------------------------------------------------------------------------------------------------
                                               COUPON            PRINCIPAL
ISSUER                                          RATE               AMOUNT            VALUE(a)
Calpine
   Sr Nts
      02-15-11                                   8.50%          $ 6,000,000(b)    $    2,430,000
Qwest Communications Intl
   Sr Unsecured
      11-15-25                                   3.50            33,112,000           44,068,761
------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $38,310,706)                                                               $   46,498,761
------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
         RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 9
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (3.3%)(e)
------------------------------------------------------------------------------------------------
                                                                  AMOUNT
                                              EFFECTIVE         PAYABLE AT
ISSUER                                          YIELD            MATURITY            VALUE(a)
COMMERCIAL PAPER
Chariot Funding LLC
   04-20-06                                      4.72%         $ 30,000,000(f)    $   29,921,499
   04-21-06                                      4.73            30,000,000(f)        29,917,400
Credit Suisse First Boston NY
   04-03-06                                      4.59            30,000,000           29,988,525
Emerald Certificates MBNA MCCT
   05-16-06                                      4.84            30,000,000(f)        29,815,616
Fairway Finance
   05-01-06                                      4.76             3,200,000(f)         3,186,939
Galaxy Funding
   05-23-06                                      4.73             2,000,000(f)         1,986,156

------------------------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (CONTINUED)
------------------------------------------------------------------------------------------------
                                                                  AMOUNT
                                              EFFECTIVE         PAYABLE AT
ISSUER                                          YIELD            MATURITY            VALUE(a)
COMMERCIAL PAPER (CONT.)
Kitty Hawk Funding
   04-13-06                                      4.67%         $ 22,500,000(f)    $   22,462,137
Thames Asset Global Securitization #1
   04-07-06                                      4.64            30,000,000(f)        29,972,963
Windmill Funding
   04-18-06                                      4.71            30,000,000(f)        29,929,500
------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $207,207,865)                                                              $  207,180,735
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $4,879,316,140)(g)                                                         $6,468,645,062
================================================================================================

--------------------------------------------------------------------------------
  NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2006, the value of foreign securities represented 14.1% of net assets.

(d) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 5 to the financial statements. 1.0% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $177,192,210 or 2.8% of net assets.

(g) At March 31, 2006, the cost of securities for federal income tax purposes was approximately $4,879,316,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 1,739,233,000
      Unrealized depreciation                                      (149,904,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                               $ 1,589,329,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
10 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

Riversource Diversified Equity Fund

MARCH 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------
  ASSETS
------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $4,879,316,140)                                                     $6,468,645,062
Foreign currency holdings (identified cost $802,091) (Note 1)                                  798,986
Capital shares receivable                                                                    7,435,445
Dividends and accrued interest receivable                                                    7,775,200
Receivable for investment securities sold                                                    1,076,452
------------------------------------------------------------------------------------------------------
Total assets                                                                             6,485,731,145
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  LIABILITIES
------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                              853,113
Capital shares payable                                                                         762,129
Payable for investment securities purchased                                                    142,921
Payable upon return of securities loaned (Note 5)                                          144,852,500
Accrued investment management services fee                                                      95,328
Accrued distribution fee                                                                       857,986
Accrued service fee                                                                                222
Accrued transfer agency fee                                                                     13,612
Accrued administrative services fee                                                              7,996
Other accrued expenses                                                                         370,206
------------------------------------------------------------------------------------------------------
Total liabilities                                                                          147,956,013
------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $6,337,775,132
======================================================================================================

------------------------------------------------------------------------------------------------------
  REPRESENTED BY
------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                $    4,939,749
Additional paid-in capital                                                               4,706,760,887
Undistributed net investment income                                                          2,903,743
Accumulated net realized gain (loss)                                                        33,844,937
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    1,589,325,816
------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $6,337,775,132
======================================================================================================
Net assets applicable to outstanding shares:             Class A                        $4,704,623,978
                                                         Class B                        $1,332,248,815
                                                         Class C                        $   73,743,273
                                                         Class I                        $  146,769,057
                                                         Class Y                        $   80,390,009
Net asset value per share of outstanding capital stock:  Class A shares   366,734,567   $        12.83
                                                         Class B shares   103,777,456   $        12.84
                                                         Class C shares     5,752,497   $        12.82
                                                         Class I shares    11,448,925   $        12.82
                                                         Class Y shares     6,261,429   $        12.84
------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                       $  140,656,133
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Diversified Equity Income Fund

                                                                   PERIOD FROM          PERIOD FROM           TOTAL
                                                                 OCT. 1, 2005 TO      DEC. 6 2005 TO     OCT. 1, 2005 TO
                                                                   DEC. 5, 2005       MARCH 31, 2006     MARCH 31, 2006
                                                              (UNAUDITED) (NOTE 1)      (UNAUDITED)        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                     $      27,250,062       $   41,814,188     $    69,064,250
Interest                                                                848,268            1,667,004           2,515,272
Fee income from securities lending (Note 5)                             208,600              275,006             483,606
   Less foreign taxes withheld                                          (96,490)            (487,012)           (583,502)
-------------------------------------------------------------------------------------------------------------------------
Total income                                                         28,210,440           43,269,186          71,479,626
-------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                    5,596,765           10,502,419          16,099,184
Distribution fee
   Class A                                                            1,698,601            3,419,556           5,118,157
   Class B                                                            2,055,238            4,048,452           6,103,690
   Class C                                                              105,713              214,700             320,413
Transfer agency fee                                                   1,337,517            2,490,793           3,828,310
Incremental transfer agency fee
   Class A                                                               94,581              177,671             272,252
   Class B                                                               58,821              108,615             167,436
   Class C                                                                3,104                5,849               8,953
Service fee -- Class Y                                                   10,666               23,310              33,976
Administrative services fees and expenses                               493,218              892,925           1,386,143
Compensation of board members                                            13,422                4,878              18,300
Custodian fees                                                           54,811              144,919             199,730
Printing and postage                                                     82,500              345,000             427,500
Registration fees                                                        46,289              150,502             196,791
Audit fees                                                                7,333               14,667              22,000
Other                                                                       625               42,494              43,119
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                                       11,659,204           22,586,750          34,245,954
   Earnings credits on cash balances (Note 2)                           (35,064)             (83,609)           (118,673)
-------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                   11,624,140           22,503,141          34,127,281
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      16,586,300           20,766,045          37,352,345
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                    70,311,544           30,104,105         100,415,649
   Foreign currency transactions                                            517               12,870              13,387
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              70,312,061           30,116,975         100,429,036
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                             70,578,286          418,379,455         488,957,741
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               140,890,347          448,496,430         589,386,777
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets  resulting from
   operations                                                 $     157,476,647       $  469,262,475     $   626,739,122
=========================================================================================================================

See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
12 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Diversified Equity Income Fund

                                                                                      MARCH 31, 2006
                                                                                     SIX MONTHS ENDED     SEPT. 30, 2005
                                                                                        (UNAUDITED)         YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       $   37,352,345     $    54,608,396
Net realized gain (loss) on investments                                                  100,429,036         270,391,751
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    488,957,741         583,867,637
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          626,739,122         908,867,784
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (35,538,338)        (43,253,532)
      Class B                                                                             (1,001,514)         (6,553,878)
      Class C                                                                                (65,304)           (311,510)
      Class I                                                                             (1,509,122)         (1,065,590)
      Class Y                                                                               (649,263)         (1,066,854)
   Net realized gain
      Class A                                                                           (175,899,802)                 --
      Class B                                                                            (52,922,416)                 --
      Class C                                                                             (2,748,210)                 --
      Class I                                                                             (4,780,968)                 --
      Class Y                                                                             (2,765,629)                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (277,880,566)        (52,251,364)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                               820,253,047       1,169,738,802
   Class B shares                                                                        185,073,727         374,588,490
   Class C shares                                                                         14,961,821          20,282,935
   Class I shares                                                                         37,754,363          80,287,958
   Class Y shares                                                                         18,039,271          27,979,741
Reinvestment of distributions at net asset value
   Class A shares                                                                        206,868,050          41,884,071
   Class B shares                                                                         53,129,760           6,429,593
   Class C shares                                                                          2,740,753             302,054
   Class I shares                                                                          6,289,719           1,065,516
   Class Y shares                                                                          3,414,892             825,421
Payments for redemptions
   Class A shares                                                                       (326,628,555)       (525,350,848)
   Class B shares (Note 2)                                                              (126,255,494)       (328,341,945)
   Class C shares (Note 2)                                                                (6,335,593)        (10,025,616)
   Class I shares                                                                           (330,122)        (14,569,375)
   Class Y shares                                                                         (3,375,890)        (52,885,904)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                        885,599,749         792,210,893
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                1,234,458,305       1,648,827,313
Net assets at beginning of period                                                      5,103,316,827       3,454,489,514
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                           $6,337,775,132     $ 5,103,316,827
=========================================================================================================================
Undistributed net investment income                                                   $    2,903,743     $     4,314,939
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Diversified Equity Income Fund
(Unaudited as to March 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Investment Series, Inc. (formerly AXP Investment Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 2.32% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in the Equity Income Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

--------------------------------------------------------------------------------
14 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Oct. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                                          $ 27,250,062
--------------------------------------------------------------------------------
Interest income                                                    $    848,047
--------------------------------------------------------------------------------
Fee income from securities lending                                 $    208,600
--------------------------------------------------------------------------------
Foreign taxes withheld                                             $    (96,490)
--------------------------------------------------------------------------------
Investment management services fee                                 $  5,596,765
--------------------------------------------------------------------------------
Custodian fees                                                     $     54,448
--------------------------------------------------------------------------------
Compensation of board members                                      $     10,983
--------------------------------------------------------------------------------
Audit fees                                                         $      5,940
--------------------------------------------------------------------------------
Other                                                              $     51,992
--------------------------------------------------------------------------------
Earnings credits on cash balances                                  $       (330)
--------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Oct. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 15
--------------------------------------------------------------------------------

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2006, foreign currency holdings were comprised entirely of British pounds.

--------------------------------------------------------------------------------
16 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 17
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Effective Dec. 6, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Growth and Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Dec. 5, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.53% to 0.40% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Oct. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $1,330,499 and from the period from Dec. 6, 2005 to March 31, 2006, the adjustment increased the fee by $1,449,017.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
18 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,727,278 for Class A, $671,640 for Class B and $7,566 for Class C for the six months ended March 31, 2006.

During the period from Oct. 1, 2005 to Dec. 5, 2005, the Fund's custodian and transfer agency fees were reduced by $35,064 as a result of earnings credits from overnight cash balances. During the period from Dec. 6, 2005 to March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $83,609 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $351,554,507 and $201,753,610, respectively, for the period from Oct. 1, 2005 to Dec. 5, 2005 and $624,393,953 and $167,673,010,
respectively, for the period from Dec. 6, 2005 to March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              SIX MONTHS ENDED MARCH 31, 2006
                                         CLASS A         CLASS B          CLASS C         CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------------------------
Sold                                    66,407,426      15,059,979       1,212,868       3,068,093       1,482,123
Issued for reinvested distributions     17,151,135       4,414,347         228,033         520,931         282,607
Redeemed                               (26,536,565)    (10,204,770)       (514,303)        (27,578)       (274,416)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 57,021,996       9,269,556         926,598       3,561,446       1,490,314
-------------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPT. 30, 2005
                                         CLASS A         CLASS B          CLASS C         CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------------------------
Sold                                   104,759,749      34,015,774       1,839,130       7,293,606       2,450,631
Issued for reinvested distributions      3,690,899         572,017          26,789          92,787          72,717
Redeemed                               (47,173,827)    (29,054,339)       (908,682)     (1,297,386)     (4,500,530)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 61,276,821       5,533,452         957,237       6,089,007      (1,977,182)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 19
--------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $140,656,133 were on loan to brokers. For collateral, the Fund received $144,852,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $483,606 for six months ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------
20 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 21
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(f)      2005        2004        2003        2002
Net asset value, beginning of period                                $ 12.11      $  9.88     $  8.14     $  6.26     $  8.18
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .10          .15         .15         .14         .13
Net gains (losses) (both realized and unrealized)                      1.26         2.23        1.73        1.86       (1.45)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.36         2.38        1.88        2.00       (1.32)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)        (.15)       (.14)       (.12)       (.12)
Distributions from realized gains                                      (.54)          --          --          --        (.48)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.64)        (.15)       (.14)       (.12)       (.60)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.83      $ 12.11     $  9.88     $  8.14     $  6.26
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 4,705      $ 3,751     $ 2,455     $ 1,539     $ 1,243
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.06%(c)     1.04%       1.06%       1.04%       1.02%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.50%(c)     1.46%       1.67%       1.94%       1.55%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%          24%         18%         38%         40%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       11.63%(e)    24.24%      23.09%      32.17%     (17.87%)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
22 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

------------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(f)      2005        2004        2003        2002
Net asset value, beginning of period                                $ 12.07      $  9.85     $  8.12     $  6.25     $  8.17
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01          .07         .06         .08         .06
Net gains (losses) (both realized and unrealized)                      1.31         2.22        1.73        1.86       (1.44)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.32         2.29        1.79        1.94       (1.38)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)        (.07)       (.06)       (.07)       (.06)
Distributions from realized gains                                      (.54)          --          --          --        (.48)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.55)        (.07)       (.06)       (.07)       (.54)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.84      $ 12.07     $  9.85     $  8.12     $  6.25
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 1,332      $ 1,141     $   877     $   629     $   529
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.82%(c)     1.80%       1.83%       1.81%       1.79%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .74%(c)      .70%        .89%       1.18%        .79%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%          24%         18%         38%         40%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       11.25%(e)    23.28%      22.11%      31.10%     (18.50%)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 23
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(f)      2005        2004        2003        2002
Net asset value, beginning of period                                $ 12.06      $  9.84     $  8.11     $  6.25     $  8.17
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01          .07         .07         .08         .07
Net gains (losses) (both realized and unrealized)                      1.30         2.22        1.73        1.85       (1.45)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.31         2.29        1.80        1.93       (1.38)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)        (.07)       (.07)       (.07)       (.06)
Distributions from realized gains                                      (.54)          --          --          --        (.48)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.55)        (.07)       (.07)       (.07)       (.54)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.82      $ 12.06     $  9.84     $  8.11     $  6.25
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    74      $    58     $    38     $    20     $    12
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.82%(c)     1.81%       1.83%       1.83%       1.82%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .74%(c)      .69%        .92%       1.15%        .83%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%          24%         18%         38%         40%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       11.19%(e)    23.33%      22.18%      30.96%     (18.48%)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
24 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I

---------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(g)      2005        2004(b)
Net asset value, beginning of period                                $ 12.13      $  9.89     $ 10.03
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .15          .20         .19
Net gains (losses) (both realized and unrealized)                      1.24         2.24        (.19)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.39         2.44          --
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.16)        (.20)       (.14)
Distributions from realized gains                                      (.54)          --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                                    (.70)        (.20)       (.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.82      $ 12.13     $  9.89
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   147      $    96     $    18
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        .66%(d)      .62%        .63%(d)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.89%(d)     1.85%       2.35%(d)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%          24%         18%
---------------------------------------------------------------------------------------------------------
Total return(e)                                                       11.82%(f)    24.81%        .02%(f)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS Y

------------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                          2006(f)      2005        2004        2003        2002
Net asset value, beginning of period                                $ 12.12      $  9.89     $  8.14     $  6.26     $  8.18
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .11          .17         .16         .15         .14
Net gains (losses) (both realized and unrealized)                      1.27         2.23        1.74        1.86       (1.45)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.38         2.40        1.90        2.01       (1.31)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.12)        (.17)       (.15)       (.13)       (.13)
Distributions from realized gains                                      (.54)          --          --          --        (.48)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.66)        (.17)       (.15)       (.13)       (.61)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.84      $ 12.12     $  9.89     $  8.14     $  6.26
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    80      $    58     $    67     $    50     $    26
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .89%(c)      .87%        .90%        .87%        .86%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.66%(c)     1.63%       1.83%       2.11%       1.74%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%          24%         18%         38%         40%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       11.74%(e)    24.38%      23.41%      32.39%     (17.75%)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
26 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 27
--------------------------------------------------------------------------------

                                                   BEGINNING        ENDING         EXPENSES
                                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                                  OCT. 1, 2005  MARCH 31, 2006   THE PERIOD(a)   EXPENSE RATIO
--------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,116.30       $ 5.59(c)         1.06%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,019.65       $ 5.34(c)         1.06%
--------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,112.50       $ 9.59(c)         1.82%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,015.86       $ 9.15(c)         1.82%
--------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,111.90       $ 9.58(c)         1.82%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,015.86       $ 9.15(c)         1.82%
--------------------------------------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,118.20       $ 3.49(c)         0.66%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,021.64       $ 3.33(c)         0.66%
--------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,117.40       $ 4.70(c)         0.89%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,020.49       $ 4.48(c)         0.89%
--------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended March 31, 2006:
      +11.63% for Class A, +11.25% for Class B, +11.19% for Class C, +11.82% for
      Class I and +11.74% for Class Y.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If this change had been in place for the entire six-month period ended March 31, 2006, the actual expenses paid would have been $5.96 for Class A, $9.95 for Class B, $9.95 for Class C, $3.86 for Class I and $5.07 for Class Y; the hypothetical expenses paid would have been $5.69 for Class A, $9.50 for Class B, $9.50 for Class C, $3.68 for Class I and $4.84 for Class Y.

--------------------------------------------------------------------------------
28 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 29
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
30 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees would increase under the New IMS Agreement but that the total expense ratio would remain below median. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 31
--------------------------------------------------------------------------------
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
32 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 33
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                     AFFIRMATIVE                WITHHOLD
--------------------------------------------------------------------------------
   Kathleen Blatz                 3,828,612,402.34           110,155,672.76
--------------------------------------------------------------------------------
   Arne H. Carlson                3,821,583,465.87           117,184,609.23
--------------------------------------------------------------------------------
   Patricia M. Flynn              3,832,328,007.39           106,440,067.71
--------------------------------------------------------------------------------
   Anne P. Jones                  3,823,560,222.59           115,207,852.51
--------------------------------------------------------------------------------
   Jeffrey Laikind                3,826,194,127.68           112,573,947.42
--------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.          3,829,541,194.04           109,226,881.06
--------------------------------------------------------------------------------
   Catherine James Paglia         3,831,147,944.13           107,620,130.97
--------------------------------------------------------------------------------
   Vikki L. Pryor                 3,831,201,724.13           107,566,350.97
--------------------------------------------------------------------------------
   Alan K. Simpson                3,815,676,546.25           123,091,528.85
--------------------------------------------------------------------------------
   Alison Taunton-Rigby           3,831,243,509.92           107,524,565.18
--------------------------------------------------------------------------------
   William F. Truscott            3,829,653,874.79           109,114,200.31
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

        AFFIRMATIVE          AGAINST          ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     3,741,910,085.07    114,977,115.84    81,368,884.46       511,989.73
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

        AFFIRMATIVE          AGAINST          ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     3,762,622,074.12     92,802,371.16    82,831,640.09       511,989.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
34 - RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

        AFFIRMATIVE          AGAINST          ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     3,758,812,170.31     93,288,998.07    86,154,916.99       511,989.73
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

        AFFIRMATIVE          AGAINST          ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     3,748,183,975.26    101,206,061.45    88,866,048.66       511,989.73
--------------------------------------------------------------------------------

LENDING

        AFFIRMATIVE          AGAINST          ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     3,734,863,040.90    115,006,962.95    88,386,081.52       511,989.73
--------------------------------------------------------------------------------

BORROWING

        AFFIRMATIVE          AGAINST          ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     3,745,132,535.67    108,898,578.69    84,224,971.01       511,989.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 SEMIANNUAL REPORT - 35
--------------------------------------------------------------------------------

RIVERSOURCE(SM) DIVERSIFIED EQUITY INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
RIVERSOURCE [LOGO](SM)  by RiverSource Investments, LLC and distributed by
INVESTMENTS             Ameriprise Financial Services, Inc., Member NASD. Both
                        companies are part of Ameriprise Financial, Inc.

                                                                 S-6476 U (5/06)

   Semiannual Report

                                                          RIVERSOURCE [LOGO}(SM)
                                                                     INVESTMENTS

   RIVERSOURCE(SM)
   MID CAP VALUE FUND

--------------------------------------------------------------------------------

   SEMIANNUAL REPORT FOR THE
   PERIOD ENDED MARCH 31, 2006

 > RIVERSOURCE MID CAP VALUE FUND
   SEEKS TO PROVIDE LONG-TERM
   GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ............................................................     2

Performance Summary ......................................................     3

Questions & Answers with Portfolio Management ............................     5

Investments in Securities ................................................     8

Financial Statements .....................................................    12

Notes to Financial Statements ............................................    15

Fund Expenses Example ....................................................    27

Approval of Investment Management Services Agreement .....................    29

Proxy Voting .............................................................    33

Results of Meeting of Shareholders .......................................    34

                                     [LOGO]

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT MARCH 31, 2006

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS                                                         <
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                                  SINCE      YEARS IN INDUSTRY
Warren Spitz                                        2/02              21
Steve Schroll                                       2/04              25
Laton Spahr, CFA                                    2/04               7

--------------------------------------------------------------------------------
  FUND OBJECTIVE                                                             <
--------------------------------------------------------------------------------

For investors seeking to provide shareholders with long-term growth of capital.

Inception dates by class
A: 2/14/02       B: 2/14/02        C: 2/14/02       I: 3/4/04         Y: 2/14/02

Ticker symbols by class
A: AMVAX         B: AMVBX          C: AMVCX         I: --             Y: RMCVX

Total net assets                                                  $1.565 billion

Number of holdings                                                           138

--------------------------------------------------------------------------------
  STYLE MATRIX                                                               <
--------------------------------------------------------------------------------

[CHART] Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
  SECTOR COMPOSITION*                                                        <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                                                               21.9%

Financials                                                                18.6%

Energy                                                                    13.4%

Consumer Discretionary                                                    10.8%

Materials                                                                  9.6%

Information Technology                                                     8.9%

Utilities                                                                  6.0%

Consumer Staples                                                           2.8%

Short-Term Securities**                                                    2.8%

Health Care                                                                2.7%

Telecommunication Services                                                 1.9%

Telecommunication                                                          0.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 2.8%, 1.2% is due to security lending activity and 1.6% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
  TOP TEN HOLDINGS                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets

GlobalSantaFe (Energy Equipment & Services)                                3.1%
--------------------------------------------------------------------------------
Aon (Insurance)                                                            2.4
--------------------------------------------------------------------------------
Eaton (Machinery)                                                          2.0
--------------------------------------------------------------------------------
American Standard Companies (Building Products)                            1.8
--------------------------------------------------------------------------------
ACE (Insurance)                                                            1.8
--------------------------------------------------------------------------------
XL Capital Cl A (Insurance)                                                1.8
--------------------------------------------------------------------------------
CSX (Road & Rail)                                                          1.6
--------------------------------------------------------------------------------
Weatherford Intl (Energy Equipment & Services)                             1.6
--------------------------------------------------------------------------------
Ingersoll-Rand Cl A (Machinery)                                            1.6
--------------------------------------------------------------------------------
Pioneer Natural Resources
(Oil, Gas & Consumable Fuels)                                              1.5
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Stocks of mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

                  FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Mid Cap Value Fund Class A (excluding sales charge)         +12.93%

Russell Midcap(R) Value Index(1) (unmanaged)                             +9.06%

Lipper Mid-Cap Value Funds Index(2)                                      +8.82%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                               <
--------------------------------------------------------------------------------


                        CLASS A          CLASS B           CLASS C        CLASS I   CLASS Y
(INCEPTION DATES)      (2/14/02)        (2/14/02)         (2/14/02)       (3/4/04) (2/14/02)
                                               AFTER            AFTER
                    NAV(1)  POP(2)    NAV(1)  CDSC(3)   NAV(1) CDSC(4)     NAV(5)    NAV(5)
AT MARCH 31, 2006
---------------------------------------------------------------------------------------------
6 months*          +12.93%   +6.44%  +12.55%   +7.55%  +12.54%  +11.54%   +13.22%  +12.98%
---------------------------------------------------------------------------------------------
1 year             +25.05%  +17.86%  +24.10%  +19.10%  +24.07%  +23.07%   +25.55%  +25.18%
---------------------------------------------------------------------------------------------
3 years            +36.42%  +33.76%  +35.42%  +34.68%  +35.47%  +35.47%      N/A   +36.69%
---------------------------------------------------------------------------------------------
Since inception    +17.24%  +15.57%  +16.34%  +16.04%  +16.38%  +16.38%   +20.57%  +17.48%
---------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*     Not annualized.

--------------------------------------------------------------------------------
4 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource Mid Cap Value Fund's results and positioning for the six months ended March 31, 2006.

Q: How did RiverSource Mid Cap Value Fund perform for the six months ended March 31, 2006?

A: RiverSource Mid Cap Value Fund gained 12.93% (Class A shares, excluding sales charge) for the six months ended March 31, 2006. The Fund outperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which returned 9.06%, and the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, which rose 8.82% for the period.

Q:    What factors most significantly affected performance?

A: Contributing most to the Fund's semiannual performance was its industry selection within the transportation sector. Specifically, the Fund had a significant allocation to the rail and airline industries, which performed well during the six months despite high fuel costs. The Fund had only a moderate exposure to the automobile industry, which performed poorly. Within transportation, Fund holdings American Airlines and CSX were particularly strong individual stock performers. Stock selection within the technology sector further boosted the Fund's results, with Tellabs and Rockwell Automation among the Fund's top performers for the period. The Fund also benefited during the six months from holding only modest positions in the utilities and consumer staples sectors and a more sizable exposure to the basic materials sector.

      The Fund's modest exposure to the poorly performing health care sector helped, however this weighting benefit was more than offset by our stock selection within the sector. The Fund's sizable allocation to Tenet Healthcare detracted most. Tenet Healthcare was in the midst of a long-term turnaround when it got hit by the impact of the Gulf Coast hurricanes, being forced to shut down several of its hospitals in the area. Within the financials sector, a modest allocation to real estate investment trusts (REITs) and banks as well as a more significant exposure to insurance companies, also detracted from the Fund's returns. A position in XL Capital was particularly disappointing.

Q:    What changes did you make to the Fund's portfolio?

A: During the semiannual period, we increased the Fund's position in the health care sector's managed care company Humana and also either established positions or added to positions in select specialty

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> CONTRIBUTING MOST TO THE FUND'S SEMIANNUAL PERFORMANCE WAS ITS INDUSTRY SELECTION WITHIN THE TRANSPORTATION SECTOR.

      pharmaceutical and generic drug companies. We liked these stocks for their relative valuations and for what we believe to be their positive prospects given the provisions of Medicare Part D.

      We reduced the Fund's position both in financial services, particularly eliminating some regional bank holdings, and in utilities, based on their respective valuations and performance prospects. We redeployed most of those assets into technology, with a focus on semiconductor and communications equipment companies. Overall, the Fund portfolio had a low turnover rate of just 13% for the semiannual period.

Q:    How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow, sustaining the rebound seen of late following the temporary weakness caused by the devastation of the Gulf Coast hurricanes. Indeed, we believe the pace of U.S. economic expansion is likely to remain robust in 2006, especially through the first half, reflecting solid gains in consumer spending and government spending. Thus, in our view, the Federal Reserve Board will likely continue to raise short-term interest rates for the near term.

      Within the equity market, we believe that increased levels of merger and acquisition activity during the last several quarters will likely continue to be a factor in the coming months. We expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and higher labor costs. Still, we will stay disciplined to our deep value style of investing.

--------------------------------------------------------------------------------
6 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE EXPECT SELECT PORTFOLIO POSITIONS TO BENEFIT FROM CORPORATE RESTRUCTURING IN THE MONTHS AHEAD.

      Finally, we remain optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, stock dividends have historically outpaced the inflation rate. Further, companies are continuing to increase and/or initiate dividend payments. As of March 31, 2006, nearly 78% of Standard & Poor's 500 Index* (S&P 500) companies, or 387 companies, paid dividends. This was up from 70% or 350 companies, prior to the federal tax legislation passed in 2003 that provided favorable income tax treatment to qualified dividend income from equity securities. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

      We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

* The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 7
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Mid Cap Value Fund

MARCH 31, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
  COMMON STOCKS (97.5%)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)
AEROSPACE & DEFENSE (0.7%)
Goodrich                                       235,640            $  10,276,260
--------------------------------------------------------------------------------

AIRLINES (1.9%)
AMR                                            784,947(b,d)          21,232,816
Continental Airlines Cl B                      326,741(b)             8,789,333
                                                                  -------------
Total                                                                30,022,149
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Ballard Power Systems                          233,704(b,c,d)         1,584,513
H&E Equipment Services                         153,720(b)             4,476,326
Johnson Controls                                73,662                5,593,156
                                                                  -------------
Total                                                                11,653,995
--------------------------------------------------------------------------------

BUILDING PRODUCTS (1.8%)
American Standard Companies                    670,511               28,738,101
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.9%)
AMVESCAP ADR                                   398,810(c)             3,720,617
Mellon Financial                               284,170               10,116,452
                                                                  -------------
Total                                                                13,837,069
--------------------------------------------------------------------------------

CHEMICALS (4.7%)
Agrium                                         198,704(c)             5,019,263
Cabot                                          152,820                5,194,352
Eastman Chemical                               332,535               17,019,141
Imperial Chemical Inds ADR                     254,054(c)             6,107,458
Lubrizol                                       131,250                5,624,063
Monsanto                                       144,072               12,210,102
Mosaic                                         254,054(b,d)           3,645,675
PPG Inds                                       281,121               17,809,016
Tronox Cl B                                     10,834(b)               184,072
                                                                  -------------
Total                                                                72,813,142
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.1%)
AmSouth Bancorporation                         524,284               14,181,882
Comerica                                       233,398               13,530,082
Huntington Bancshares                          228,314                5,509,217
                                                                  -------------
Total                                                                33,221,181
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.3%)
Dun & Bradstreet                                57,894(b)             4,439,312
Pitney Bowes                                   100,983                4,335,200

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (CONT.)
Ritchie Bros Auctioneers                       107,704(c)         $   5,331,348
RR Donnelley & Sons                            197,584                6,464,949
                                                                  -------------
Total                                                                20,570,809
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
Tellabs                                      1,455,469(b)            23,141,957
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Diebold                                        283,082               11,634,670
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.9%)
Chicago Bridge & Iron                          265,440(c)             6,370,560
Fluor                                          172,757               14,822,551
Insituform Technologies Cl A                    75,594(b)             2,010,800
McDermott Intl                                 420,776(b)            22,911,253
                                                                  -------------
Total                                                                46,115,164
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Capital One Financial                          112,528                9,060,755
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Temple-Inland                                  136,950                6,101,123
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
CenturyTel                                     407,804               15,953,292
Qwest Communications Intl                    1,983,192(b)            13,485,706
                                                                  -------------
Total                                                                29,438,998
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
Consolidated Edison                            167,268                7,276,158
DPL                                            204,402                5,518,854
DTE Energy                                     137,964                5,530,977
Pinnacle West Capital                          518,697               20,281,052
Xcel Energy                                    125,552                2,278,769
                                                                  -------------
Total                                                                40,885,810
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.0%)
Cooper Inds Cl A                               254,329               22,101,190
Energy Conversion Devices                       54,534(b)             2,681,982
FuelCell Energy                                120,666(b,d)           1,384,039
Plug Power                                     160,856(b)               804,280
Rockwell Automation                            284,423               20,452,858
                                                                  -------------
Total                                                                47,424,349
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Solectron                                    2,878,233(b)         $  11,512,932
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (9.3%)
BJ Services                                    496,982               17,195,577
Cooper Cameron                                 421,644(b)            18,586,068
ENSCO Intl                                     144,727                7,446,204
GlobalSantaFe                                  814,760               49,496,670
Hanover Compressor                                 427(b)                 7,951
Nabors Inds                                    194,782(b,c)          13,942,496
Smith Intl                                     295,464               11,511,277
Weatherford Intl                               558,730(b)            25,561,898
                                                                  -------------
Total                                                               143,748,141
--------------------------------------------------------------------------------

FOOD PRODUCTS (2.2%)
Archer-Daniels-Midland                         617,060               20,764,069
Del Monte Foods                                622,022                7,377,181
Tyson Foods Cl A                               511,772                7,031,747
                                                                  -------------
Total                                                                35,172,997
--------------------------------------------------------------------------------

GAS UTILITIES (1.2%)
NiSource                                       967,324               19,559,291
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Hospira                                         95,424(b)             3,765,431
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
AmerisourceBergen                              164,701                7,950,117
Humana                                         239,588(b)            12,614,308
Tenet Healthcare                               859,128(b)             6,340,365
                                                                  -------------
Total                                                                26,904,790
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Royal Caribbean Cruises                        495,256               20,810,657
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.2%)
Mohawk Inds                                     58,708(b)             4,738,910
Stanley Works                                  284,028               14,388,858
Whirlpool                                      166,026               15,186,398
                                                                  -------------
Total                                                                34,314,166
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Textron                                         86,914                8,116,898
--------------------------------------------------------------------------------

INSURANCE (11.9%)
ACE                                            549,416(c)            28,575,127
Aon                                            917,830               38,099,124
Axis Capital Holdings                          199,713(c)             5,971,419
Bristol West Holdings                          304,414                5,859,970
Everest Re Group                               230,366(c)            21,509,273
Lincoln Financial Group                        160,450                9,430,288
Lincoln Natl                                   133,131                7,267,621
Loews                                          197,707               20,007,948

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)

INSURANCE (CONT.)
Torchmark                                      173,746            $   9,920,897
Willis Group Holdings                          271,400(c)             9,298,164
XL Capital Cl A                                442,256(c)            28,353,032
                                                                  -------------
Total                                                               184,292,863
--------------------------------------------------------------------------------

IT SERVICES (2.2%)
Computer Sciences                              264,534(b)            14,694,864
Electronic Data Systems                        752,103               20,178,923
                                                                  -------------
Total                                                                34,873,787
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Eastman Kodak                                  458,594(d)            13,042,413
Hasbro                                         228,008                4,810,969
                                                                  -------------
Total                                                                17,853,382
--------------------------------------------------------------------------------

MACHINERY (8.3%)
AGCO                                           680,568(b)            14,114,980
Cummins                                        120,564               12,671,276
Dover                                          373,617               18,142,842
Eaton                                          427,733               31,211,678
Ingersoll-Rand Cl A                            598,866(c)            25,026,610
Manitowoc                                      119,446               10,887,503
Terex                                          204,441(b)            16,199,905
                                                                  -------------
Total                                                               128,254,794
--------------------------------------------------------------------------------

MEDIA (1.0%)
Interpublic Group of Companies                 540,972(b)             5,171,692
RH Donnelley                                    36,300(b)             2,113,749
Tribune                                        288,716(d)             7,919,480
                                                                  -------------
Total                                                                15,204,921
--------------------------------------------------------------------------------

METALS & MINING (3.4%)
Freeport-McMoRan Copper & Gold Cl B            403,447               24,114,027
Nucor                                          131,295               13,758,403
Phelps Dodge                                   196,868               15,853,780
                                                                  -------------
Total                                                                53,726,210
--------------------------------------------------------------------------------

MULTILINE RETAIL (1.7%)
Family Dollar Stores                           446,515(d)            11,877,299
Federated Dept Stores                           83,267                6,078,491
JC Penney                                      154,374                9,325,733
                                                                  -------------
Total                                                                27,281,523
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (2.2%)
CMS Energy                                     216,002(b)             2,797,226
Constellation Energy Group                      78,038                4,269,459
Energy East                                    443,708               10,782,104
Public Service Enterprise Group                250,328               16,031,005
                                                                  -------------
Total                                                                33,879,794
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)
OIL, GAS & CONSUMABLE FUELS (4.4%)
Amerada Hess                                    80,937            $  11,525,429
El Paso                                        224,550                2,705,828
Kerr-McGee                                      53,730                5,130,140
Newfield Exploration                            59,903(b)             2,509,936
Pioneer Natural Resources                      548,094               24,253,159
Southwestern Energy                             75,295(b)             2,423,746
Suncor Energy                                   67,902(c)             5,229,812
Sunoco                                         188,113               14,591,925
                                                                  -------------
Total                                                                68,369,975
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.2%)
Bowater                                        367,891               10,882,216
Louisiana-Pacific                               89,800                2,442,560
MeadWestvaco                                   194,636                5,315,509
                                                                  -------------
Total                                                                18,640,285
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
King Pharmaceuticals                           238,208(b)             4,109,088
Mylan Laboratories                             205,829                4,816,399
Watson Pharmaceuticals                         130,545(b)             3,751,863
                                                                  -------------
Total                                                                12,677,350
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (3.4%)
Boston Properties                               44,868                4,183,941
Crescent Real Estate Equities                  540,666               11,391,833
Equity Residential                             312,392               14,616,822
Rayonier                                       322,173               14,687,866
Starwood Hotels & Resorts Worldwide Unit       124,614                8,440,106
                                                                  -------------
Total                                                                53,320,568
--------------------------------------------------------------------------------

ROAD & RAIL (1.6%)
CSX                                            428,842               25,644,752
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (2.8%)
Intersil Cl A                                  531,438               15,369,187
Microchip Technology                           237,308                8,614,280
Natl Semiconductor                             729,707               20,315,043
                                                                  -------------
Total                                                                44,298,510
--------------------------------------------------------------------------------

SOFTWARE (1.0%)
BMC Software                                   716,069(b)            15,510,055
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AnnTaylor Stores                               146,452(b)             5,387,969
AutoZone                                        35,814(b)             3,570,298
RadioShack                                     259,400                4,988,262
                                                                  -------------
Total                                                                13,946,529
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)

TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Liz Claiborne                                  427,575           $   17,522,023
VF                                             221,155               12,583,720
                                                                 --------------
Total                                                                30,105,743
--------------------------------------------------------------------------------

TOBACCO (0.6%)
Reynolds American                               83,838                8,844,909
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,231,012,348)                                           $1,525,566,785
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PREFERRED STOCKS (--%)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)

Xerox 6.25% Cv                                   2,560            $     320,691
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $256,000)                                                  $     320,691
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  BONDS (0.6%)
--------------------------------------------------------------------------------
                                COUPON          PRINCIPAL
ISSUER                           RATE            AMOUNT              VALUE(a)

Qwest Communications Intl
   Sr Unsecured
   11-15-25                      3.50%         $ 7,032,000        $   9,358,889
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $7,032,000)
TOTAL BONDS
(Cost: $7,032,000)                                                $   9,358,889
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (2.8%)(e)
--------------------------------------------------------------------------------
                                                  AMOUNT
                               EFFECTIVE        PAYABLE AT
ISSUER                           YIELD           MATURITY            VALUE(a)

COMMERCIAL PAPER
ABN Amro North America Finance
   04-10-06                      4.74%         $10,000,000       $    9,986,861

CHARTA LLC
   04-05-06                      4.71           10,000,000(f)         9,993,458

Ranger Funding LLC
   04-06-06                      4.62            6,300,000(f)         6,295,149

Thunder Bay Funding LLC
   04-03-06                      4.85           17,900,000           17,892,766
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $44,174,076)                                              $   44,168,234
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,282,474,424)(g)                                        $1,579,414,599
================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2006, the value of foreign securities represented 10.6% of net assets.

(d) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of net assets. See Note 5 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $16,288,607 or 1.0% of net assets.

(g) At March 31, 2006, the cost of securities for federal income tax purposes was approximately $1,282,474,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 319,494,000
      Unrealized depreciation                                       (22,553,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                 $ 296,941,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 11
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Mid Cap Value Fund

MARCH 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $1,282,474,424)                                                         $ 1,579,414,599
Capital shares receivable                                                                         2,461,238
Dividends and accrued interest receivable                                                         2,078,114
------------------------------------------------------------------------------------------------------------
Total assets                                                                                  1,583,953,951
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  LIABILITIES
------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                   111,885
Capital shares payable                                                                              300,257
Payable upon return of securities loaned (Note 5)                                                17,910,000
Accrued investment management services fee                                                           29,684
Accrued distribution fee                                                                            220,622
Accrued service fee                                                                                      61
Accrued transfer agency fee                                                                           6,138
Accrued administrative services fee                                                                   2,354
Other accrued expenses                                                                              121,681
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                18,702,682
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $ 1,565,251,269
============================================================================================================
------------------------------------------------------------------------------------------------------------
  REPRESENTED BY
------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                    $     1,727,180
Additional paid-in capital                                                                    1,234,942,551
Undistributed net investment income                                                               2,801,435
Accumulated net realized gain (loss)                                                             28,839,875
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           296,940,228
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $ 1,565,251,269
============================================================================================================
Net assets applicable to outstanding shares:              Class A                           $ 1,189,554,351
                                                          Class B                           $   315,323,819
                                                          Class C                           $    22,296,432
                                                          Class I                           $    15,966,880
                                                          Class Y                           $    22,109,787
Net asset value per share of outstanding capital stock:   Class A shares       130,654,028  $          9.10
                                                          Class B shares        35,412,883  $          8.90
                                                          Class C shares         2,503,380  $          8.91
                                                          Class I shares         1,734,962  $          9.20
                                                          Class Y shares         2,412,719  $          9.16
------------------------------------------------------------------------------------------------------------
*     Including securities on loan, at value (Note 5)                                       $    17,255,550
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Mid Cap Value Fund

SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
INCOME:
Dividends                                                                                   $    12,820,060
Interest                                                                                            825,829
Fee income from securities lending (Note 5)                                                          55,126
   Less foreign taxes withheld                                                                      (14,946)
------------------------------------------------------------------------------------------------------------
Total income                                                                                     13,686,069
------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                4,918,466
Distribution fee
   Class A                                                                                        1,190,478
   Class B                                                                                        1,374,199
   Class C                                                                                           86,055
Transfer agency fee                                                                               1,112,033
Incremental transfer agency fee
   Class A                                                                                           87,625
   Class B                                                                                           49,918
   Class C                                                                                            2,718
Service fee -- Class Y                                                                                3,645
Administrative services fees and expenses                                                           366,982
Compensation of board members                                                                         5,400
Custodian fees                                                                                       64,836
Printing and postage                                                                                107,700
Registration fees                                                                                   178,408
Audit fees                                                                                           11,000
Other                                                                                                 8,379
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    9,567,842
   Earnings credits on cash balances (Note 2)                                                       (18,812)
------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                9,549,030
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                   4,137,039
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                38,830,084
   Foreign currency transactions                                                                     (5,179)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                          38,824,905
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           117,864,824
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                           156,689,729
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $   160,826,768
============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 13
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Mid Cap Value Fund

                                                                          MARCH 31, 2006
                                                                         SIX MONTHS ENDED    SEPT. 30, 2005
                                                                           (UNAUDITED)         YEAR ENDED
------------------------------------------------------------------------------------------------------------
  OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          $      4,137,039   $     2,832,467
Net realized gain (loss) on investments                                        38,824,905        61,186,150
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         117,864,824       108,504,047
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               160,826,768       172,522,664
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (3,310,732)       (1,089,389)
      Class B                                                                        (414)               --
      Class C                                                                        (191)               --
      Class I                                                                     (85,785)         (123,102)
      Class Y                                                                      (5,206)           (1,447)
   Net realized gain
      Class A                                                                 (51,537,283)       (3,510,918)
      Class B                                                                 (15,502,249)       (1,364,073)
      Class C                                                                    (935,921)          (63,590)
      Class I                                                                    (763,867)         (210,847)
      Class Y                                                                     (60,425)           (3,486)
------------------------------------------------------------------------------------------------------------
Total distributions                                                           (72,202,073)       (6,366,852)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                    362,584,008       421,110,817
   Class B shares                                                              69,925,205       123,547,441
   Class C shares                                                               8,076,756         7,074,395
   Class I shares                                                               2,588,632        16,326,497
   Class Y shares                                                              20,908,521           431,194
Reinvestment of distributions at net asset value
   Class A shares                                                              54,279,274         4,551,003
   Class B shares                                                              15,336,576         1,349,129
   Class C shares                                                                 904,612            60,954
   Class I shares                                                                 849,232           333,875
   Class Y shares                                                                  64,561             4,758
Payments for redemptions
   Class A shares                                                             (76,783,161)      (92,960,060)
   Class B shares (Note 2)                                                    (30,485,740)      (52,202,017)
   Class C shares (Note 2)                                                     (1,661,984)       (1,925,594)
   Class I shares                                                                (362,489)      (28,334,424)
   Class Y shares                                                                (310,365)          (93,655)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             425,913,638       399,274,313
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       514,538,333       565,430,125
Net assets at beginning of period                                           1,050,712,936       485,282,811
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                              $  1,565,251,269   $ 1,050,712,936
============================================================================================================
Undistributed net investment income                                      $      2,801,435   $     2,066,724
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Mid Cap Value Fund

(Unaudited as to March 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Investment Series, Inc. (formerly AXP Investment Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.02% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 15
--------------------------------------------------------------------------------
is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
16 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 17
--------------------------------------------------------------------------------

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.70% to 0.58% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $523,002 for the six months ended March 31, 2006.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
18 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,160,460 for Class A, $189,536 for Class B and $3,291 for Class C for the six months ended March 31, 2006.

During the six months ended March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $18,812 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $507,315,574 and $158,663,512, respectively, for the six months ended March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          SIX MONTHS ENDED MARCH 31, 2006
                            CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
-----------------------------------------------------------------------------------------
Sold                       41,726,002    8,230,608      948,809      295,189   2,345,239
Issued for reinvested
   distributions            6,446,470    1,858,979      109,650       99,910       7,622
Redeemed                   (8,851,072)  (3,567,318)    (196,522)     (42,715)    (35,085)
-----------------------------------------------------------------------------------------
Net increase (decrease)    39,321,400    6,522,269      861,937      352,384   2,317,776
-----------------------------------------------------------------------------------------

                                            YEAR ENDED SEPT. 30, 2005
                            CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
-----------------------------------------------------------------------------------------
Sold                       54,032,750   16,325,322      917,088    2,163,533      55,209
Issued for reinvested
   distributions              607,610      182,809        8,248       44,222         632
Redeemed                  (11,873,261)  (6,678,719)    (255,276)  (3,740,807)    (12,799)
-----------------------------------------------------------------------------------------
Net increase (decrease)    42,767,099    9,829,412      670,060   (1,533,052)     43,042
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 19
--------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $17,255,550 were on loan to brokers. For collateral, the Fund received $17,910,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $55,126 for the six months ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and

--------------------------------------------------------------------------------
20 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 21
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

---------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                       2006(h)    2005     2004       2003       2002(b)
Net asset value, beginning of period                             $  8.56     $ 6.81   $ 5.23     $ 4.01     $ 5.10
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         .02        .03      .02        .02        .01
Net gains (losses) (both realized and unrealized)                   1.04       1.80     1.56       1.22      (1.10)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.06       1.83     1.58       1.24      (1.09)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (.03)      (.02)      --       (.02)        --
Distributions from realized gains                                   (.49)      (.06)      --         --         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.52)      (.08)      --       (.02)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.10     $ 8.56   $ 6.81     $ 5.23     $ 4.01
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $ 1,190     $  782   $  331     $  111     $   54
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                    1.34%(d)   1.37%    1.39%(e)   1.38%(e)   1.38%(d),(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
  assets                                                             .83%(d)    .58%     .59%       .67%       .86%(d)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             13%        26%       9%        36%        18%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                    12.93%(g)  27.06%   30.27%     31.11%    (21.37%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.40%, 1.45% and 1.96% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
22 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

---------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                       2006(h)    2005     2004       2003       2002(b)
Net asset value, beginning of period                             $  8.38     $ 6.70   $ 5.18     $ 3.99     $ 5.10
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          --         --     (.01)        --         --
Net gains (losses) (both realized and unrealized)                   1.01       1.74     1.53       1.19      (1.11)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.01       1.74     1.52       1.19      (1.11)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                   (.49)      (.06)      --         --         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  8.90     $ 8.38   $ 6.70     $ 5.18     $ 3.99
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $   315     $  242   $  128     $   57     $   30
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                    2.11%(d)   2.13%    2.15%(e)   2.14%(e)   2.15%(d),(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                        .05%(d)   (.20%)   (.22%)     (.09%)      .10%(d)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             13%        26%       9%        36%        18%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                    12.55%(g)  26.12%   29.34%     29.95%    (21.76%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.16%, 2.21% and 2.72% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 23
--------------------------------------------------------------------------------

CLASS C

---------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                       2006(h)    2005     2004       2003        2002(b)
Net asset value, beginning of period                             $  8.39     $ 6.70   $ 5.19     $ 3.99     $  5.10
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          --         --     (.01)       .01          --
Net gains (losses) (both realized and unrealized)                   1.01       1.75     1.52       1.20       (1.11)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.01       1.75     1.51       1.21       (1.11)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  --         --       --       (.01)         --
Distributions from realized gains                                   (.49)      (.06)      --         --          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.49)      (.06)      --       (.01)         --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  8.91     $ 8.39   $ 6.70     $ 5.19     $  3.99
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    22     $   14   $    7     $    3     $     2
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                    2.11%(d)   2.13%    2.15%(e)   2.15%(e)    2.15%(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                        .07%(d)   (.19%)   (.21%)     (.09%)       .12%(d)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             13%        26%       9%        36%         18%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                    12.54%(g)  26.27%   29.09%     30.25%     (21.76%)(g)
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16%, 2.21% and 2.72% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
24 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I

---------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30                                        2006(h)    2005     2004(b)
Net asset value, beginning of period                             $  8.65     $ 6.87   $ 6.73
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         .04        .05      .04
Net gains (losses) (both realized and unrealized)                   1.06       1.83      .10
----------------------------------------------------------------------------------------------------
Total from investment operations                                    1.10       1.88      .14
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (.06)      (.04)      --
Distributions from realized gains                                   (.49)      (.06)      --
----------------------------------------------------------------------------------------------------
Total distributions                                                 (.55)      (.10)      --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.20     $ 8.65   $ 6.87
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    16     $   12   $   20
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     .89%(d)    .89%     .88%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                       1.27%(d)   1.02%    1.46%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             13%        26%       9%
----------------------------------------------------------------------------------------------------
Total return(f)                                                    13.22%(g)  27.54%    2.08%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.89% for the period ended Sept. 30, 2004.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS Y

---------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                       2006(h)    2005     2004       2003       2002(b)
Net asset value, beginning of period                             $  8.62     $ 6.85   $ 5.25     $ 4.01     $ 5.10
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         .03        .03      .02        .03        .01
Net gains (losses) (both realized and unrealized)                   1.05       1.83     1.58       1.23      (1.10)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.08       1.86     1.60       1.26      (1.09)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (.05)      (.03)      --       (.02)        --
Distributions from realized gains                                   (.49)      (.06)      --         --         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.54)      (.09)      --       (.02)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.16     $ 8.62   $ 6.85     $ 5.25     $ 4.01
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    22     $    1   $   --     $   --     $   --
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                    1.19%(d)   1.19%    1.21%(e)   1.17%(e)   1.18%(d),(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                       1.10%(d)    .75%     .81%       .85%       .94%(d)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             13%        26%       9%        36%        18%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                    12.98%(g)  27.30%   30.57%     31.57%    (21.37%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.27% and 1.78% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended March 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
26 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 27
--------------------------------------------------------------------------------

                                                 BEGINNING        ENDING           EXPENSES
                                              ACCOUNT VALUE    ACCOUNT VALUE       PAID DURING       ANNUALIZED
                                               OCT. 1, 2005    MARCH 31, 2006     THE PERIOD(a)    EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000          $1,129.30          $ 7.11            1.34%
-----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000          $1,018.25          $ 6.74            1.34%
-----------------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000          $1,125.50          $11.18            2.11%
-----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000          $1,014.42          $10.60            2.11%
-----------------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000          $1,125.40          $11.18            2.11%
-----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000          $1,014.41          $10.60            2.11%
-----------------------------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000          $1,132.20          $ 4.73             .89%
-----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000          $1,020.49          $ 4.48             .89%
-----------------------------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000          $1,129.80          $ 6.32            1.19%
-----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000          $1,019.00          $ 5.99            1.19%
-----------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended March 31, 2006:
      +12.93% for Class A, +12.55% for Class B, +12.54% for Class C, +13.22% for
      Class I and +12.98% for Class Y.

--------------------------------------------------------------------------------
28 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 29
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
30 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 31
--------------------------------------------------------------------------------
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
32 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 33
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE MID CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                 AFFIRMATIVE              WITHHOLD
------------------------------------------------------------------------
   Kathleen Blatz              921,337,437.94          25,682,403.51
------------------------------------------------------------------------
   Arne H. Carlson             918,799,883.95          28,219,957.50
------------------------------------------------------------------------
   Patricia M. Flynn           922,052,007.83          24,967,833.62
------------------------------------------------------------------------
   Anne P. Jones               919,800,678.49          27,219,162.96
------------------------------------------------------------------------
   Jeffrey Laikind             920,275,318.95          26,744,522.50
------------------------------------------------------------------------
   Stephen R. Lewis, Jr.       921,158,573.20          25,861,268.25
------------------------------------------------------------------------
   Catherine James Paglia      921,943,856.15          25,075,985.30
------------------------------------------------------------------------
   Vikki L. Pryor              921,961,132.64          25,058,708.81
------------------------------------------------------------------------
   Alan K. Simpson             917,547,294.87          29,472,546.58
------------------------------------------------------------------------
   Alison Taunton-Rigby        921,311,009.48          25,708,831.97
------------------------------------------------------------------------
   William F. Truscott         920,922,200.08          26,097,641.37
------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

        AFFIRMATIVE         AGAINST           ABSTAIN     BROKER NON-VOTES
-------------------------------------------------------------------------------
      900,680,053.83     29,178,509.81     16,821,046.63      340,231.18
-------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

        AFFIRMATIVE         AGAINST           ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
      906,527,472.39     23,310,697.03     16,841,440.85     340,231.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
34 - RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

        AFFIRMATIVE         AGAINST           ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
      904,394,555.01     24,251,940.82     18,033,114.44       340,231.18
--------------------------------------------------------------------------------

LENDING

        AFFIRMATIVE         AGAINST           ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
      896,862,345.81     31,413,572.28     18,403,692.18       340,231.18
--------------------------------------------------------------------------------

BORROWING

        AFFIRMATIVE         AGAINST           ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
      900,825,073.76     28,541,759.87     17,312,776.64       340,231.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    RIVERSOURCE MID CAP VALUE FUND - 2006 SEMIANNUAL REPORT - 35
--------------------------------------------------------------------------------

RIVERSOURCE(SM) MID CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are
RIVERSOURCE [LOGO](SM)  managed by RiverSource Investments, LLC and distributed
INVESTMENTS             by Ameriprise Financial Services, Inc., Member NASD.
                        Both companies are part of Ameriprise Financial, Inc.

                                                                 S-6252 F (5/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             RIVERSOURCE INVESTMENT SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2006